As filed with the Securities and Exchange Commission on May 3, 2016
Reg. No. 333-209306

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. 3

POST-EFFECTIVE AMENDMENT NO. [ ]

MIDAS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

11 Hanover Square, 12th Floor
New York, New York 10005
(Address of Principal Executive Offices)

212-785-0900
(Registrant's Telephone Number)

John F. Ramirez
General Counsel
Midas Series Trust
11 Hanover Square
New York, New York 10005
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after the registration statement becomes effective under the Securities Act of 1933, as amended (the "Securities Act").

Title of Securities Being Registered:  Shares of beneficial interest of Midas Fund, a series of the Registrant

No filing fee is due because the Registrant has previously registered an indefinite number of shares pursuant to Section 24(f) under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

MIDAS SERIES TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of a Special Meeting of Shareholders

Part A — Proxy Statement/Prospectus

Part B — Statement of Additional Information

Part C — Other Information

Signature Page

Exhibits

Your action is required. Please vote today.

May 3, 2016

Dear Fellow Shareholder:

At Midas, we continually review each Midas series to ensure we are delivering value to our shareholders. Part of this assessment is to seek to ensure each Midas series grows large enough to achieve economies of scale that can be passed on to shareholders in terms of lower fees.  Due to the lack of scale in Midas Perpetual Portfolio ("Perpetual" or the "Acquired Fund"), a series of Midas Series Trust, the Board of Trustees (the "Board") of Midas Series Trust recommended to Midas Management Corporation (the "Investment Manager"), and it agreed, that Perpetual should be merged into Midas Fund (the "Reorganization"). The Investment Manager is expected to continue to manage Midas Fund after the Reorganization.

The Board of Trustees recommends that Perpetual merge into Midas Fund because their small sizes makes it difficult for them to be economically viable on their own. It is hoped that, consolidated with Perpetual, Midas Fund can achieve greater economies of scale and a lower expense ratio over the long term by spreading fixed costs over a larger asset base, thereby reducing duplicative fees.

In pursuit of its investment objectives, Midas Fund invests primarily in precious metals and natural resources companies and the Investment Manager believes that the precious metals sector now offers relatively attractive valuations.  Perpetual and Midas Fund differ in their investment objectives but they share similar investment strategies and risks in their orientation towards precious metals (for Perpetual, through its gold and silver target allocation investment categories) and natural resources companies (for Perpetual, through its hard asset securities target allocation investment category).  Perpetual shares similar fundamental and non-fundamental investment restrictions with Midas Fund, except that Midas Fund has more flexibility to invest in precious metals and concentrate its investments in natural resources companies.

The Reorganization cannot proceed without the approval of shareholders, so it is our pleasure to invite you to a Special Meeting of Shareholders (the "Meeting") of Perpetual to be held at the Investment Manager's principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on June 20, 2016 at 11:00 a.m. ET.  At the Meeting, the Acquired Fund's shareholders will be asked to approve the proposed merger into Midas Fund.  If the proposal is approved and implemented, each shareholder of Perpetual will automatically become a shareholder of Midas Fund.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION.

Formal notice of the Meeting appears on the next page and is followed by a brief overview of the Reorganization in "Question and Answer" format and the proxy statement/prospectus for the Meeting.  Whether or not you are able to attend the Meeting, it is important that your shares be represented at the Meeting.  Your vote is important no matter how many shares you own. Voting your shares early can help prevent costly follow-up mail and telephone solicitation. Accordingly, we ask that you please sign, date, and return the enclosed Proxy Card or vote via telephone or the Internet at your earliest convenience.

How to vote

You may vote your shares by proxy in one of three ways:

Internet:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the enclosed proxy card.

By phone:	To cast your vote by phone, please call toll-free (888) 227-9349 or, to speak with a proxy voting representative, (800) 283-9185. Representatives are available to take your voting instructions Monday through Friday, 9:00 a.m. to 10:00 p.m., and Saturday, 10:00 a.m. to 6:00 p.m. ET.

By mail:                          Complete the enclosed proxy card and return it in the enclosed postage-paid envelope.

I encourage you to read the enclosed proxy statement/prospectus for more information, and I thank you for acting on this matter today. On behalf of the Board of Trustees and the Investment Manager, I extend our appreciation for your continued support.

Sincerely,

Thomas B. Winmill
President

YOUR VOTE IS IMPORTANT

We consider the vote of each shareholder important, whatever the number of shares held.  Please sign, date, and return your proxies in the enclosed envelope or vote via telephone or the Internet at your earliest convenience.

Delay may cause the Acquired Fund to incur additional expenses to solicit votes for the Meeting.

MIDAS SERIES TRUST
11 Hanover Square
New York, NY 10005
www.MidasFunds.com

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

May 3, 2016
To the Shareholders of Midas Perpetual Portfolio:

The Special Meeting of Shareholders of Midas Perpetual Portfolio ("Perpetual") (the "Acquired Fund"), a series of Midas Series Trust, will be held at the principal executive offices of Midas Management Corporation (the "Investment Manager") at 11 Hanover Square, 12th Floor, New York, New York 10005, on June 20, 2016, at 11:00 a.m. ET (such meeting and any adjournment(s) or postponement(s) thereof are referred to collectively as the "Meeting").  At the Meeting, the Acquired Fund's shareholders will be asked:

1.
To approve an Agreement and Plan of Reorganization between Perpetual and Midas Fund, each a series of Midas Series Trust, under which Perpetual would transfer all of its assets to Midas Fund in exchange solely for shares of beneficial interest of Midas Fund, the assumption by Midas Fund of the liabilities of Perpetual, and the issuance of Midas Fund shares of beneficial interest to the shareholders of Perpetual in an amount equal to the aggregate net asset value of the shares of Perpetual, all as described in the accompanying Proxy Statement/Prospectus.

2.	To approve adjournments or postponements of the Meeting, if necessary or appropriate, to solicit additional proxies.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THESE PROPOSALS.

These proposals are discussed in the Proxy Statement/Prospectus attached to this Notice.  Each shareholder is invited to attend the Meeting in person.  Only holders of record at the close of business on April 13, 2016 are entitled to receive notice of, and to vote at, the Meeting.

JOHN F. RAMIREZ
Secretary

Important Notice regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on June 20, 2016:  This Notice of the Special Meeting of Shareholders, Proxy Statement and form of proxy card are available at www.proxyonline.com/docs/midas.pdf.

IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET.  THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.  THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS

While we strongly encourage you to read the full text of the Proxy Statement/Prospectus, we also are providing the following brief overview of the proposals in "Question and Answer" format.  If you have any questions about the proposals or how to vote your shares, please call Perpetual's proxy solicitor, D.F. King & Co., Inc., toll free at (800) 283-9185.

Question:	What proposals will be acted upon at the Meeting?

A.
At the Meeting, the Acquired Fund's shareholders will be asked to approve an Agreement and Plan of Reorganization under which the Acquired Fund would transfer all of its assets to Midas Fund (the "Acquiring Fund"), also a series of Midas Series Trust, in exchange solely for shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of the Acquired Fund's liabilities, and the issuance of Acquiring Fund Shares to the shareholders of the Acquired Fund in an amount equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund.

The Acquired Fund's shareholders will also be asked to approve a proposal to adjourn or postpone the Meeting, if determined to be necessary or appropriate by the chairman of the Meeting, to solicit additional proxies.

Question:	What are shareholders being asked to approve?

A.
The Acquired Fund's shareholders are being asked to approve a proposal to merge Perpetual into Midas Fund (the "Reorganization").  The Acquired Fund's Investment Manager, independent registered public accounting firm, and other service providers are expected to continue to serve in the same roles for the Acquiring Fund following the Reorganization.  Bruce B. Huber, James E. Hunt, Peter K. Werner, and Thomas B. Winmill (the "Trustees"), each of whom currently serves on the Board of Trustees of Midas Series Trust (the "Board"), are expected to continue to serve on the Board.

Question:	Why is the Board proposing the Reorganization?

A.
The Board is proposing that Perpetual merge into Midas Fund because their small sizes make it difficult for them to be economically viable on their own. It is hoped that, consolidated with Perpetual, Midas Fund can achieve greater economies of scale and a lower expense ratio over the long term by spreading fixed costs over a larger asset base, thereby reducing duplicative fees.

In pursuit of its investment objectives, Midas Fund invests primarily in precious metals and natural resources companies and it is hoped that its performance can improve, inasmuch as the Investment Manager believes that the precious metals sector has recently declined to now offer relatively attractive historically low valuations.  Perpetual and Midas Fund differ in their investment objectives but they share similar investment strategies and risks in their orientation towards precious metals (for Perpetual, through its gold and silver target allocation investment categories) and natural resources companies (for Perpetual, through its hard asset securities target allocation investment category).  Perpetual shares similar fundamental and non-fundamental investment restrictions with Midas Fund, except that Midas Fund has more flexibility to invest in precious metals and concentrate its investments in natural resources companies.  Investments in precious metals and natural resources companies may be subject to greater volatility and risks than other types of investments.  Accordingly, Midas Fund may be subject to greater volatility and risks than Perpetual.

2

Question:	How will the Reorganization affect me as a shareholder?

A.
It is anticipated that, following the Reorganization, the total annual operating expenses of Midas Fund, including the Reorganization costs, will be higher in the short term but, excluding Reorganization costs, will be lower over the long term than Perpetual's current total annual operating expenses. Midas Fund may also be better positioned in the market to increase asset size and achieve potential additional economies of scale, which may lead to lower expenses in the future. As discussed under "Comparison of Fees and Expenses" herein, Midas Fund currently pays the Investment Manager a higher management fee rate than Perpetual and, if the Reorganization is approved, Perpetual is expected to be subject to the same management fee rate as Midas Fund.

Because Perpetual and Midas Fund are each a series of Midas Series Trust, each of their shareholders has identical rights.  Accordingly, the rights of shareholders of the Acquired Fund will not change as a result of the Reorganization.

Question:	Will there be any sales load, commission, or other transactional fee paid by shareholders in connection with the Reorganization?

A.
No.  The full value of your shares of the Acquired Fund will be exchanged for the proportional number of shares of the Acquiring Fund, having the same aggregate net asset value, without any sales load, commission or other transactional fee being imposed. The costs of the Meeting and the Reorganization will be paid by the Acquired Fund and, as applicable, the Acquiring Fund regardless of whether the Reorganization is consummated.

Question:	What will be the federal income tax consequences of the Reorganization?

A.
There should be no federal income tax consequences as a result of the Reorganization. The Reorganization is designed to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Prior to the Reorganization, Perpetual currently anticipates making no capital gains distribution  to shareholders as of the record date for the Meeting.

Question:	What happens if the Reorganization is not approved?

A.
If shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund is expected to continue to operate as a separate series of Midas Series Trust. In such event, it is not currently anticipated that the Acquired Fund would engage in an alternative extraordinary transaction such as liquidation, for example.

Question:	Who will bear the expenses related to the Meeting and Reorganization?

A.
The Acquired Fund and, as applicable, the Acquiring Fund will bear the expenses associated with the Meeting and the Reorganization, including the costs of printing, mailing, tabulating, soliciting proxies, and legal and accounting fees.  The total direct expenses of the Reorganization are estimated to be approximately $90,000-$130,000. Expenses incurred prior to the Reorganization would be borne by the Acquired Fund or other method deemed equitable by the Acquired Fund's Investment Manager. Expenses incurred following the Reorganization would be borne by Midas Fund.  Following the Reorganization, it is currently estimated that Midas Fund may reposition approximately 25-30 % of the securities that Perpetual would transfer to Midas Fund. The expected cost of such repositioning is currently estimated to be approximately $1,500 (or 0.0 3 % of Perpetual's total net assets as of December 31, 2015).   It is not currently anticipated that sales of securities resulting from such repositioning will generate capital gains to shareholders.

3

Subject to market conditions and the discretion of the Investment Manager, Perpetual may purchase or sell securities in anticipation of the Reorganization as well as within the normal course. Moreover, one of the Perpetual's Swiss franc denominated bonds matured in March 2016 and the Fund currently intends to hold the proceeds in U.S. denominated cash, money market funds, money market instruments, bank deposits, investment grade, short term corporate bonds and banker's acceptances, and/or similar investments instead of using the proceeds to purchase additional Swiss franc assets.

The Board believes it is appropriate for the Acquired Fund to bear expenses incurred prior to the Reorganization because of the anticipated positive effect of the Reorganization on the expense ratio of the Acquiring Fund, as discussed herein.

Question:	How does the Board recommend that I vote?

A.
After careful consideration of the Reorganization, the Board, including all those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Acquired Fund, unanimously approved the Reorganization and recommends that you vote in favor of the Reorganization.

Question:	What number should I call if I have questions?

A.
We will be pleased to answer your questions about this proxy solicitation.  Please call Perpetual's proxy solicitor, D.F. King & Co., Inc., toll free at (800) 283-9185 with any questions. Representatives are available Monday through Friday, 9:00 a.m. to 10:00 p.m., and Saturday, 10:00 a.m. to 6:00 p.m. ET.

Question:	How do I vote?

A.
You may use the enclosed postage-paid envelope to mail your proxy card or you may attend the Meeting in person.  You may also vote by phone by calling Perpetual's proxy solicitor, D.F. King & Co., Inc., toll free at (888) 227-9349.  To vote via the Internet, go to www.proxyonline.com and enter the control number found on the enclosed proxy card.

If you are a record holder of one or more than one of Perpetual's shares and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver's license or passport.

If you hold shares of Perpetual through a bank, broker or other nominee, and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver's license or passport, and satisfactory proof of ownership of shares in the Acquired Fund, such as your voting instruction form or a letter from your bank, broker or other nominee's statement indicating ownership as of the record date for the Meeting.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION.

4

MIDAS PERPETUAL PORTFOLIO
11 Hanover Square
New York, NY 10005
www.MidasFunds.com
(212) 785-0900

PROXY STATEMENT AND PROSPECTUS
Dated May 3, 2016

This proxy statement and prospectus ("Proxy Statement/Prospectus") sets forth concisely the information shareholders should know before voting on the proposed Reorganization (as defined herein) of Midas Perpetual Portfolio ("Perpetual," the "Fund" or "Acquired Fund"), a series of Midas Series Trust (the "Trust"), a Delaware statutory trust registered as an open end management investment company, into Midas Fund (the "Acquiring Fund"). Please read it carefully and retain it for future reference. If you are not comfortable with the change in strategy resulting from the proposed Reorganization, you should redeem your shares before the proposed Reorganization is effected.

This Proxy Statement/Prospectus is being furnished to shareholders of Perpetual in connection with the solicitation of proxies by the Board of Trustees (the "Board") of the Trust for use at a special meeting of the Acquired Fund's shareholders to be held on June 20, 2016 at 11:00 a.m. ET at 11 Hanover Square, New York, New York 10005 (such meeting and any adjournment(s) or postponement(s) thereof are referred to collectively as the "Meeting").

The Board has fixed the close of business on April 13, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date").  It is estimated that proxy materials will be mailed to shareholders as of the Record Date on or about [ ].

	Acquired Fund	Acquiring Fund
Proposal 1	Midas Perpetual Portfolio	Midas Fund

As of the Record Date, the Acquired Fund and the Acquiring Fund are not aware of any person or "group" (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder and exemptions granted therefrom, both as amended from time to time (the "Exchange Act")), owning beneficially more than 5% of their outstanding shares, respectively, except as follows:

	Name and Address of Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Perpetual (Acquired Fund)	None

Midas Fund (Acquiring Fund)	Charles Schwab and Co. Inc. 101 Montgomery Street San Francisco, CA 94104	2,170,892	15.42%

	TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103	946,751	6.73%

As of the Record Date, officers and trustees of the Trust directly and indirectly beneficially owned, in the aggregate, less than 1% of the outstanding shares of Perpetual and Midas Fund, respectively.

How the Reorganization will work

As more fully described in this Proxy Statement/Prospectus, the purpose of the Meeting is to vote on the proposed reorganization (the "Reorganization") in which the Acquired Fund would transfer all of its assets to Midas Fund (the "Acquiring Fund"), also a series of the Trust, in exchange solely for shares of beneficial interest of Midas Fund (the "Acquiring Fund Shares"), the assumption by Midas Fund of the Acquired Fund's liabilities, and the issuance of Acquiring Fund Shares to the shareholders of the Acquired Fund in an amount equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund. The Reorganization will be effected pursuant to an Agreement and Plan of Reorganization, the form of which is attached hereto as Exhibit A.  Those Acquiring Fund Shares would then be distributed to the shareholders of the Acquired Fund on the effective date of the Reorganization. As soon as practicable following the distribution of Acquiring Fund Shares, the Acquired Fund would be liquidated.  No sales charges will be imposed on the Acquiring Fund Shares received by shareholders of the Acquired Fund.  For federal income tax purposes, the Reorganization is expected to be a tax-free reorganization and is not intended to result in income, gain, or loss being recognized by the Acquired Fund or the Acquiring Fund.  Prior to the Reorganization, Perpetual currently anticipates making no capital gains distribution to shareholders as of the record date for the Meeting.  Because Perpetual and Midas Fund are each a series of the Trust, each of their shareholders has identical rights.  Accordingly, the rights of shareholders of the Acquired Fund will not change as a result of the Reorganization.

The Acquired Fund and, as applicable, the Acquiring Fund will bear the expenses associated with the Meeting and the Reorganization, including the costs of printing, mailing, tabulating, soliciting proxies, and legal and accounting fees.  The total direct expenses of the Reorganization are estimated to be approximately $90,000-$130,000. Expenses incurred prior to the Reorganization would be borne by the Acquired Fund or other method deemed equitable by the Acquired Fund's Investment Manager (as defined below). Expenses incurred following the Reorganization would be borne by Midas Fund.  Following the Reorganization, it is currently estimated that Midas Fund may reposition approximately 25-30 % of the securities that Perpetual would transfer to Midas.  The expected cost of such repositioning is currently estimated to be approximately $1,500 (or 0.0 3 % of Perpetual's total net assets as of December 31, 2015).  It is not currently anticipated that sales of securities resulting from such repositioning will generate capital gains to shareholders.

Subject to market conditions and the discretion of the Investment Manager, Perpetual may purchase or sell securities in anticipation of the Reorganization as well as within the normal course. Moreover, one of the Perpetual's Swiss franc denominated bonds matured in March 2016 and the Fund currently intends to hold the proceeds in U.S. denominated cash, money market funds, money market instruments, bank deposits, investment grade, short term corporate bonds and banker's acceptances, and/or similar investments instead of using the proceeds to purchase additional Swiss franc assets.

The Board believes it is appropriate for the Acquired Fund to bear expenses incurred prior to the Reorganization because of the anticipated positive effect of the Reorganization on the expense ratio of Midas Fund, as discussed herein, including estimates of the quantification of the expected benefits associated with the Reorganization.

Rationale for the Reorganization

The Reorganization is being proposed because the small sizes of Perpetual and Midas Fund make it difficult for them to be economically viable on their own. Perpetual incurs operating costs such as for insurance, accounting, legal, transfer agency, administrative, and custodial services. The merger of Perpetual with Midas Fund may enable Perpetual's shareholders to benefit from the ability to spread fixed expenses in a manner that may contribute to a lower expense ratio in the long term than Perpetual would achieve separately. It is anticipated that, following the Reorganization, the total annual operating expenses of Midas Fund, including the Reorganization costs, will be higher in the short term but, excluding Reorganization costs, will be lower over the long term than Perpetual's current total annual operating expenses. Midas Fund may also be better positioned in the market to increase asset size and achieve potential additional economies of scale, which may lead to lower per share expenses in the future.

2

Midas Fund's investment objectives are to seek primarily capital appreciation and protection against inflation and, secondarily, current income.  Alternatively, Perpetual's investment objective is to seek to preserve and increase the purchasing power value of its shares over the long term.

Midas Fund's current strategy in pursuit of its investment objectives is to seek investments in higher quality senior and intermediate producers of precious metals and other natural resources with a growth component.  By higher quality, we mean established companies with track records of success that could be positioned to benefit from positive long term market and economic trends, as well as ride out temporary reverses. A producer of precious metals is generally considered senior when it is expected to produce over one million ounces of gold (or other precious metal equivalent value) per annum and intermediate when such production is less than one million but more than a quarter million such ounces. Perpetual uses a core "asset allocation" strategy to seek to achieve its investment objective.  Perpetual's asset allocations and target percentage ranges are gold (10-30%); silver (0-20%); Swiss franc assets (10-30%); hard asset securities (15-35%); and large capitalization growth stocks (15-35%).

Midas Management Corporation, the investment manager (the "Investment Manager") of Perpetual and Midas Fund, is expected to continue to manage Midas Fund after the Reorganization.  Thomas Winmill has managed Midas Fund since 2002 and, after the Reorganization, is expected to continue as portfolio manager.  With the reduction in the number of funds it manages, the Investment Manager is expected to be in a better position to focus on its management of Midas Fund. Perpetual has been managed by the Investment Policy Committee (the "IPC") of the Investment Manager since December 29, 2008.

Board Consideration of the Reorganization

The Board, including the independent trustees, considered the Reorganization over the course of multiple meetings, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Investment Manager. In its review of the Reorganization, the Board was assisted by legal counsel. In reaching its decision to recommend approval of the Reorganization, the Board with respect to the Acquired Fund and the Acquiring Fund, concluded that the participation of the Acquired Fund and the Acquiring Fund in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund, as well as in the best interests of the Acquired Fund's and the Acquiring Fund's shareholders, and that the interests of the shareholders of the Acquired Fund and the Acquiring Fund are not being diluted.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Fund, the Board inquired into a number of matters and considered, with respect to the Reorganization, the following factors, among others: (1) the extent of compatibility of the investment objectives, principal investment strategies, risks, and restrictions of the Acquired Fund and the Acquiring Fund; (2) the comparative historical performance of the Acquired Fund and the Acquiring Fund; (3) the extent of any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired Fund and the Acquiring Fund; (5) the expense ratios and available information regarding the fees and expenses of the Acquired Fund and the Acquiring Fund; (6) the investment experience, expertise, and financial resources of, and the nature and quality of the services provided by, the Investment Manager; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (8) any direct and indirect costs to be incurred by the Acquired Fund and the Acquiring Fund as a result of the Reorganization; (9) any direct or indirect benefits to the Investment Manager or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization; and (11) possible alternatives to the Reorganization.

3

In considering the extent of compatibility of the investment objectives, principal investment strategies, risks, and restrictions of the Acquired Fund and the Acquiring Fund, the Board noted that Midas Fund's investment objectives are to seek primarily capital appreciation and protection against inflation and, secondarily, current income. Perpetual's investment objective is to seek to preserve and increase the purchasing power value of its shares over the long term. The Board further noted that the Funds share similar investment strategies in their orientation towards precious metals (for Perpetual, through its gold and silver target allocation investment categories) and natural resources companies (for Perpetual, through its hard asset securities target allocation investment category) but, in contrast to Midas Fund, Perpetual's investment strategies include target allocations to its Swiss franc assets and large capitalization growth stocks investment categories.

The Board considered that Perpetual and Midas Fund also share similar fundamental and non-fundamental investment restrictions, except that Midas Fund has more flexibility to invest in precious metals and concentrate its investments in natural resources companies and Perpetual may invest all of its assets in the securities or beneficial interests of a single pooled investment fund having substantially the same investment objective, policies and restrictions as Perpetual. The Board also considered that the Investment Manager believes that the precious metals sector now offers relatively attractive valuations.

The Board also noted that, following the Reorganization, it is anticipated that Midas Fund is expected to be managed in the same manner as it is currently managed, with the same investment objectives, policies, and restrictions.

With respect to the comparative historical performance of the Acquired Fund and the Acquiring Fund, the Board considered that, compared to Midas Fund, the performance of Perpetual generally has been more competitive on absolute and relative bases. However, the Board further noted that the precious metals sector may now offer relatively attractive valuations and Midas Fund has more flexibility than Perpetual to invest in precious metals and concentrate its investments in natural resources companies.

In considering the extent of any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool and the prospects for growth, and for achieving economies of scale, of the combined Acquired Fund and the Acquiring Fund, the Board noted that, consolidated with Perpetual, Midas Fund may be better positioned in the market to increase asset size and achieve greater economies of scale and a lower expense ratio over the long term by spreading fixed costs over a larger asset base, thereby reducing duplicative fees.

With respect to the expense ratios and available information regarding the fees and expenses of the Acquired Fund and the Acquiring Fund, the Board noted that, initially, Perpetual shareholders are expected to be merging into a fund with higher expenses but, following the Reorganization, expenses are expected to be lower over the long term. Additional fee/expense and performance information can be found beginning on pages 10 and 13, respectively.

In discussing the investment experience, expertise, and financial resources of, and the nature and quality of the services provided by, the Investment Manager, the Board considered the Investment Manager's management capabilities with respect to the types of investments held by the Funds, including the education, experience, and number of investment professionals and other personnel who provide services to the Funds. The Board also took into account the time and attention to be devoted by management to the Funds. In this regard, the Board noted that the Investment Manager is responsible for, among other things, overseeing the selection of investments for the Funds, making investment decisions for the Funds, monitoring the investment operations and composition of the Funds, and, in connection therewith, monitoring compliance with the Funds' investment objectives, policies and restrictions, as well as the Funds' compliance with applicable law; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; and implementing the Board's directives as they relate to the Funds. Further, the Board considered that the Investment Manager's responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds. The Board evaluated the level of skill required to manage the combined Acquiring Fund and concluded that the resources available at the Investment Manager are appropriate to fulfill effectively its duties on behalf of the combined Acquiring Fund. The Board noted that the Investment Manager has managed the series of the Trust and its predecessors for several years and indicated its belief that a long term relationship with capable, conscientious personnel is in the best interests of the combined Acquiring Fund.

4

Specifically, the Board noted that Thomas Winmill has managed Midas Fund since 2002 and, after the Reorganization, is expected to continue as portfolio manager.  The Board further noted that, with the reduction in the number of funds it manages, the Investment Manager is expected to be in a better position to focus on its management of Midas Fund.

The Board also considered the terms and conditions of the Reorganization and determined that it is not anticipated that the Reorganization would result in dilution of shareholder interests.  The Board noted that the full value of shares of the Acquired Fund will be exchanged for the proportional number of shares of the Acquiring Fund, having the same aggregate net asset value, without any sales load, commission or other transactional fee being imposed. Additionally, the Board noted that, because Perpetual and Midas Fund are each a series of Midas Series Trust, each of their shareholders has identical rights.  Accordingly, the economic interests and rights of shareholders of the Acquired Fund are not expected to change as a result of the Reorganization.

With respect to any direct and indirect costs to be incurred by the Acquired Fund and the Acquiring Fund as a result of the Reorganization, the Board considered that the total direct expenses of the Reorganization are estimated to be approximately $90,000-$130,000 and determined that the Acquired Fund and, as applicable, the Acquiring Fund will bear the expenses associated with the Meeting and the Reorganization, including the costs of printing, mailing, tabulating, soliciting proxies, and legal and accounting fees.  The Board further determined that expenses incurred prior to the Reorganization would be borne by the Acquired Fund, or other method deemed equitable by the Acquired Fund's Investment Manager, and expenses incurred following the Reorganization would be borne by the Acquiring Fund. The Board believes it is appropriate for the Acquired Fund to bear expenses incurred prior to the Reorganization because of the anticipated positive effect of the Reorganization on the expense ratio of Midas Fund, as discussed herein, including estimates of the quantification of the expected benefits associated with the Reorganization.

In considering any direct or indirect benefits to the Investment Manager or its affiliates to be realized as a result of the Reorganization, the Board noted that, if the Reorganization is approved, the Acquired Fund will be subject to the same management fee rate as the Acquiring Fund. Accordingly, the Investment Manager will receive a higher management fee as a result of the Reorganization.

In discussing the tax consequences of the Reorganization, the Board considered that the Reorganization is not intended to result in income, gain, or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund, or the shareholders of the Acquired Fund. In addition, the Board determined that the Reorganization is not expected to take place unless the Acquired Fund receives a satisfactory opinion from Godfrey & Kahn, S.C. substantially to the effect that the Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Board reviewed possible alternatives to the Reorganization but determined to propose the Reorganization because the small sizes of Perpetual and Midas Fund make it difficult for them to be economically viable on their own. The Board believes that the merger of Perpetual with Midas Fund may enable Perpetual's shareholders to benefit from the ability to spread fixed expenses in a manner that may contribute to a lower expense ratio in the long term than Perpetual would achieve separately. Additionally, the Board determined that Midas Fund may be better positioned in the market to increase asset size and achieve potential additional economies of scale, which may lead to lower per share expenses in the future.

After careful consideration of the Reorganization and the foregoing factors, among other things, the Board, including the independent trustees, unanimously approved the Reorganization and recommends that shareholders vote in favor of the Reorganization.

5

* * *

Acquiring Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. Acquiring Fund Shares are not federally insured by the Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board, or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

A Statement of Additional Information, dated May 3, 2016, relating to the Reorganization (the "Reorganization SAI") has been filed with the SEC and is incorporated herein by this reference (that is, the Reorganization SAI is legally a part of this Proxy Statement/Prospectus).  In addition, a Prospectus for the Trust dated April 29, 2016, as amended (the "Prospectus"); a Statement of Additional Information for the Trust dated April 29, 2016 (the "SAI"); and an Annual Report to Shareholders of the Trust for the Fiscal Year Ended December 31, 2015 (the "Annual Report"), have each been filed with the SEC and are incorporated herein by this reference.

To obtain a copy of the Reorganization SAI, or the Trust's Prospectus, SAI or Annual Report free of charge, to request other information about the Trust, or to make shareholder inquiries, please contact us using the following methods:

●            By telephone, call:
1-800-400-MIDAS (6432) to speak to a Shareholder Services Representative, 8:00 a.m. to 6:00 p.m. ET, Monday through Friday, and for 24 hour, 7 day a week automated shareholder services.

●            By mail, write to:
Midas Funds
P.O. Box 6110
Indianapolis, IN 46206-6110

NOTE: Effective May 23, 2016, the new address will be as follows:

Regular mail
Midas Funds
c/o Ultimus Asset Services, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707

Overnight express mail and courier
Midas Funds
c/o Ultimus Asset Services, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

●            By e-mail, write to:
info@midasfunds.com

●            On the Internet, the Trust's documents can be viewed online or downloaded from:
SEC at http://www.sec.gov, or
Midas website at http://www.midasfunds.com

The Trust is subject to the informational requirements of the Exchange Act and the Investment Company Act of 1940, as amended (the "1940 Act"), and files reports, proxy statements, and other information with the SEC. These reports, proxy statements, and other information filed by the Trust may be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and at the Northeast Regional Office (3 World Financial Center, New York, New York 10281). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed online or downloaded from the SEC's website at sec.gov.

6

Table of Contents

INTRODUCTION	1
PROPOSAL 1 – REORGANIZATION OF PERPETUAL	1
SUMMARY COMPARISONS OF PERPETUAL (ACQUIRED FUND) TO MIDAS FUND (ACQUIRING FUND)	1
COMPARISON OF FEES AND EXPENSES	10
COMPARISON OF FUND PERFORMANCE	13
PORTFOLIO MANAGEMENT	14
PURCHASE, REDEMPTION, AND EXCHANGE PROCEDURES	15
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION	20
CAPITALIZATION	22
VOTING INFORMATION	22
CONFLICTS OF INTEREST	23
ORGANIZATION OF THE TRUST	23
LEGAL MATTERS	23
EXPERTS	23
FINANCIAL HIGHLIGHTS	23
PROPOSAL 2 – TO APPROVE ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES	26
EXHIBIT A	A-1

INTRODUCTION

This Proxy Statement/Prospectus is being used by the Board of Trustees (the "Board") of Midas Series Trust (the "Trust") to solicit proxies to be voted at a Special Meeting of Shareholders of Midas Perpetual Portfolio ("Perpetual") (the "Acquired Fund") (such meeting and any adjournment(s) or postponement(s) thereof are referred to collectively as the "Meeting"). The Meeting will be held at 11 Hanover Square, 12th Floor, on June 20, 2016 at 11:00 a.m. ET. The purpose of the Meeting is to consider a proposal to approve the Reorganization. This Proxy Statement/Prospectus includes information that is specific to this proposal, including summary comparisons. The Acquired Fund's shareholders will also be asked to approve a proposal to adjourn or postpone the Meeting, if determined to be necessary or appropriate by the chairman of the Meeting, to solicit additional proxies.  You should read the entire Proxy Statement/Prospectus carefully.

Who is eligible to vote?

Shareholders of record of the Acquired Fund on April 13, 2016 are entitled to attend and vote at the Meeting or any adjourned or postponed meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization described below. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL 1 – REORGANIZATION OF PERPETUAL

Approval of Agreement and Plan of Reorganization between Perpetual and Midas Fund

 Under the Agreement and Plan of Reorganization between Perpetual and Midas Fund, Perpetual would transfer all of its assets to Midas Fund in exchange solely for shares of beneficial interest of Midas Fund, the assumption by Midas Fund of the liabilities of Perpetual, and the issuance of Midas Fund shares of beneficial interest to the shareholders of Perpetual in an amount equal to the aggregate net asset value of the shares of Perpetual.  The Board unanimously recommends that shareholders vote FOR this proposal.

SUMMARY COMPARISONS OF PERPETUAL (ACQUIRED FUND) TO MIDAS FUND (ACQUIRING FUND)

Comparison of Investment Objectives, Strategies, Risks, and Restrictions

Perpetual	Midas Fund
(Acquired Fund)	(Acquiring Fund)

Net Assets as of December 31, 2015
$4,386,793	$10,058,465

Investment Adviser
Midas Management Corporation

Investment Objectives
Perpetual seeks to preserve and increase the purchasing power value of its shares over the long term.	Midas Fund seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

Principal Investment Strategies
In pursuit of its investment objective, the Fund normally seeks to invest in the following investment categories in accordance with the following Target Percentage Ranges, subject to certain quarterly and other adjustments (Target Percentage Range in parentheses):  gold (10-30%); silver (0-20%); Swiss franc assets (10-30%); hard asset securities (15-35%); and large capitalization growth stocks (15-35%).  Pending investment or if the Investment Manager determines that market conditions warrant, the Fund may hold cash, money market funds, money market instruments, bank deposits, investment grade, short term corporate bonds and banker's acceptances, and similar investments without limit.  The Fund may also make these investments for temporary defensive purposes.  Accordingly, from to time, the Fund's actual percentage of its total assets invested in a given investment category may vary from its Target Percentage Range, sometimes substantially. The Fund is non-diversified, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer.

Subsequent to each calendar quarter end, the Fund's investment manager normally compares the Fund's actual percentage of investments in a given category with the Target Percentage Range for that category, and may adjust the Fund's investments to more closely align the actual percentage to the Target Percentage Range in cases where the variance outside the Target Percentage Range is greater than one percentage point.  Also, from time to time, the Fund may use leverage to increase its investment in large capitalization growth stocks to the extent permitted under the 1940 Act.  As the Fund's actual percentage of investments in a given category increase, the risks associated with such investments, as described below, will tend to increase accordingly and may significantly affect the Fund's performance.

Gold and silver investments typically include bullion, bullion type coins, and shares of ETFs that invest therein.  From time to time, mining company shares may be used to achieve target allocations in gold and silver if deemed attractive for tax planning or other purposes.  Swiss franc assets normally consist of deposits of Swiss francs at Swiss or non-Swiss banks and the bonds and other securities of the federal government of Switzerland.  Hard asset securities (e.g., common and preferred stocks, bonds, convertible securities, etc.) typically include those of U.S. and foreign companies dealing primarily in real estate (such as timberland, ranching and farm land, raw land, and land with improvements and structures) and natural resources (such as oil, gas, coal, precious and non-precious metals, and minerals).  Large capitalization growth stocks normally include U.S. and foreign companies with market capitalizations over $50 billion which the investment manager believes may experience growth in revenues, earnings, or other similar measures and may include options, warrants, and similar derivatives on such stocks.  The Fund may trade securities actively in pursuit of its investment objective.  The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

In pursuit of its investment objectives, Midas Fund invests at least 65% of its total assets in (i) securities (e.g., common and preferred stocks, bonds, convertible securities, etc.) of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, other precious metals, or other natural resources ("Natural Resources Companies") and (ii) gold, silver, and platinum bullion and coins. Up to 35% of Midas Fund's total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing, or otherwise dealing in gold, silver, platinum, or other natural resources, in securities of selected growth companies, and fixed income securities of any issuer, including U.S. Government Securities, of any credit quality or maturity, although Midas Fund has no current intention of investing more than 5% of its total assets in fixed income securities rated less than investment grade. Midas Fund may invest in domestic and foreign companies of any size. The Investment Manager seeks companies that it believes have attractive fundamentals and often looks at company characteristics such as people, projects, and pricing. A security is typically sold when its potential to meet Midas Fund's investment objective is limited or exceeded by another potential investment opportunity, when an investment in an issuer no longer appears to meet Midas Fund's investment objectives, or when Midas Fund must meet redemptions. In seeking to enhance returns, Midas Fund may use futures, options, and short sales, and may use leverage to the extent permitted under the 1940 Act. Midas Fund concentrates its investments by investing at least 25% of its total assets in Natural Resources Companies.  Midas Fund may trade securities actively in pursuit of its investment objectives.  Midas Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

Principal Risks
Investments in Gold and Silver.  Investments in gold and silver are considered speculative.  The Fund's investments can be significantly affected by developments in the precious metals industries and are linked to the prices of gold and silver.  These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.  Economic, political, or other conditions affecting one or more of the major sources of gold and silver could have a substantial effect on supply and demand in countries throughout the world.  Additionally, the majority of such producers are domiciled in a limited number of countries.  Moreover, under the federal tax law, the Fund may not earn more than 10% of its annual gross income from gains resulting from selling gold and silver and certain other non-securities related sources.  Accordingly, the Fund may be required to hold gold and silver or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so.

Investments in Gold, Silver, Platinum, and Other Precious Metals.  Investment in gold, silver, platinum, and other precious metals are considered speculative.  Midas Fund's investments can be significantly affected by developments in the precious metals industry and are linked to the prices of gold, silver, platinum, and other precious metals.  These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.  Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, or other precious metals could have a substantial effect on supply and demand in countries throughout the world.  Additionally, the majority of such producers are domiciled in a limited number of countries.  Moreover, under the federal tax law, Midas Fund may not earn more than 10% of its annual gross income from gains resulting from selling precious metals and certain other non-securities related sources.  Accordingly, Midas Fund may be required to hold precious metals or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so.

Natural Resource Companies.  The profitability of natural resource companies can be significantly affected by the supply of and demand for the produced commodities and related services, exploration and production spending and success, government regulations and taxes, international political developments, and economic conditions.  The operations and financial performance of natural resources companies may be directly affected by the prices of the produced commodities, especially those natural resources companies whose reserves of the commodities are significant assets.   The value of securities issued by natural resources companies may also be affected by changes in overall market movements, changes in interest rates, inflation rates, or investor expectations concerning such rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels, and international economic, political, and regulatory developments.  In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs.  It is possible that the performance of securities of natural resources companies may lag the performance of other industries or the broader market as a whole. The prices of natural resources company stocks may exhibit greater price volatility than other types of stocks.

Natural Resource Companies. The profitability of natural resource companies can be significantly affected by the supply of and demand for the produced commodities and related services, exploration and production spending and success, government regulations and taxes, international political developments, and economic conditions.  The operations and financial performance of natural resources companies may be directly affected by the prices of the produced commodities, especially those natural resources companies whose reserves of the commodities are significant assets.   The value of securities issued by natural resources companies may also be affected by changes in overall market movements, changes in interest rates, inflation rates, or investor expectations concerning such rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels, and international economic, political, and regulatory developments. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. It is possible that the performance of securities of natural resources companies may lag the performance of other industries or the broader market as a whole. The prices of natural resources company stocks may exhibit greater price volatility than other types of stocks.

Depletion and Exploration Risk.  To maintain or increase their revenue level, natural resource companies or their customers need to maintain or expand their reserves and production through exploration, development, acquisitions, or other methods.  The financial performance of natural resources companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively expand reserves or production sufficiently to replace current depletion.

Depletion and Exploration Risk.  To maintain or increase their revenue level, natural resource companies or their customers need to maintain or expand their reserves and production through exploration, development, acquisitions, or other methods.  The financial performance of natural resources companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively expand reserves or production sufficiently to replace current depletion.

Gold and Silver Mining Company Risk.  The profitability of companies involved in gold and silver mining and related activities is significantly affected by changes in the market price of gold and silver.  Gold and silver mining companies also face risks related to their operations that may affect overall profitability.  These risks include the uncertainty and cost of mineral exploration and acquisitions and the uncertainties and unexpected problems and delays in developing mines.  In addition, the business of gold and silver mining is subject to numerous risks that could adversely impact such companies.  These risks include environmental hazards, industrial accidents, underground fires, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions, fall of ground accidents, legal and regulatory restrictions, and seismic activity.

Precious Metals Mining Company Risk.  The profitability of companies involved in precious metals mining and related activities is significantly affected by changes in the market prices of precious metals.  Precious metals mining companies also face risks related to their operations that may affect overall profitability.  These risks include the uncertainty and cost of mineral exploration and acquisitions and the uncertainties and unexpected problems and delays in developing mines.  In addition, the business of precious metals mining is subject to numerous risks that could adversely impact such companies.  These risks include environmental hazards, industrial accidents, underground fires, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions, fall of ground accidents, legal and regulatory restrictions, and seismic activity.

Market.  The market risks associated with investing in the Fund are those related to fluctuations in the value of the investments in the Fund's portfolio.  A risk of investing in stocks, bonds, gold and silver, and other investments is that their value will go up and down, sometimes rapidly and unpredictably, reflecting overall economic conditions and other factors and you could lose money.  Certain unanticipated events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by the Fund.

Market.  The market risks associated with investing in Midas Fund are those related to fluctuations in the value of the investments in Midas Fund's portfolio.  A risk of investing in stocks, precious metals, and other investments is that their value will go up and down, sometimes rapidly and unpredictably, reflecting overall economic conditions and other factors and you could lose money.  Midas Fund may invest in emerging companies, such as start ups and spin offs, and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations.  These investments may involve above average market price volatility and greater risk of loss.  Certain unanticipated events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by Midas Fund.

Foreign Investments.  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies.  There may be less publicly available information about a foreign company than a U.S. company.  Investments in foreign securities could expose the Fund to the direct or indirect consequences of political, social, or economic changes in the countries where those securities are issued or in which the issuers are located.  With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in custody in those foreign countries.  If the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value of the Fund's investments is expected to decline proportionately.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.  In addition, investing in emerging (less developed) markets may involve higher levels of each of these risks.

Foreign Investments.  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies.  There may be less publicly available information about a foreign company than a U.S. company.  Investments in foreign securities could expose Midas Fund to the direct or indirect consequences of political, social, or economic changes in the countries where those securities are issued or in which the issuers are located.  With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of Midas Fund held in custody in those foreign countries.  If the value of any foreign currency in which Midas Fund's investments are denominated declines relative to the U.S. dollar, the value of Midas Fund's investments is expected to decline proportionately.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.  In addition, investing in emerging (less developed) markets may involve higher levels of each of these risks.

Non-Diversification.  The Fund is non-diversified, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer.  As a result, the Fund may hold a smaller number of issuers than if it were diversified.  Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in a non-diversified fund's total returns.

Non-Diversification.  Midas Fund is non-diversified, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer.  As a result, Midas Fund may hold a smaller number of issuers than if it were diversified.  Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the fund's total returns.

Pricing.  Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund's last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing.  In such cases, the value determined for an investment could be different than the value realized upon such investment's sale.  As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Pricing.  Many factors may influence the price at which Midas Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from Midas Fund's last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility.  If market conditions make it difficult to value some investments, Midas Fund may value these investments using more subjective methods, such as fair value pricing.  In such cases, the value determined for an investment could be different than the value realized upon such investment's sale.  As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Leverage.  The Fund may use leverage to the extent permitted under the 1940 Act.  Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's investments.  Money the Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets.  These borrowings would be subject to interest costs that may or may not be offset by income or capital gain from the securities purchased.  There can be no assurance that the Fund's use of leverage will be successful.

Leverage.  Midas Fund may use leverage to the extent permitted under the 1940 Act.  Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of Midas Fund's investments.  Money Midas Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets.  These borrowings would be subject to interest costs that may or may not be offset by income or capital gain from the securities purchased.  There can be no assurance that Midas Fund's use of leverage will be successful.

Security Selection.  The securities selected for the Fund's portfolio may decline in value.  The investment manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities, or other matters.  As a result, the Fund may underperform the markets, its benchmark index or other funds with the same objective or in the same asset class.

Security Selection.  The securities selected for Midas Fund's portfolio may decline in value.  The investment manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities, or other matters.  As a result, Midas Fund may underperform the markets, its benchmark index or other funds with the same objective or in the same asset class.

Securities Lending.  Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and may adversely affect performance.  Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.  In addition, the Fund bears the risk of a decline in the value of the collateral held by the Fund in connection with a securities loan.

Securities Lending.  Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by Midas Fund, and may adversely affect performance.  Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.  In addition, Midas Fund bears the risk of a decline in the value of the collateral held by Midas Fund in connection with a securities loan.

Fixed Income Securities.  The Fund may invest in Swiss franc assets and fixed income securities that are affected by changes in interest rates.  When interest rates rise, the prices of fixed income securities typically fall in proportion to their maturities.  Conversely, when interest rates fall, the value of fixed income securities generally rises.  As of the date of this Proxy Statement/Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates.  Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable or unwilling to pay principal and interest when due or that the value of the security will suffer because investors believe the issuer is less able to pay.  Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early.  If issuers exercise this right, holders of these types of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.  Although the Fund may invest in fixed income securities of any credit quality or maturity, it has no current intention of investing more than 5% of its total assets in fixed income securities rated below investment grade (i.e., "junk bonds").

Fixed Income Securities.  Midas Fund may invest in fixed income securities that are affected by changes in interest rates. When interest rates rise, the prices of fixed income securities typically fall in proportion to their maturities. Conversely, when interest rates fall, the value of fixed income securities generally rises.  As of the date of this Proxy Statement/Prospectus, interest rates in the United States are at or near historic lows, which may increase Midas Fund's exposure to risks associated with rising interest rates.  Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable or unwilling to pay principal and interest when due or that the value of the security will suffer because investors believe the issuer is less able to pay.  Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early.  If issuers exercise this right, holders of these types of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.  Although Midas Fund may invest in fixed income securities of any credit quality or maturity, it has no current intention of investing more than 5% of its total assets in fixed income securities rated below investment grade (i.e., "junk bonds").

In-Kind Redemptions.  The Fund may require redeeming shareholders to accept readily tradable gold, silver, bullion or coins, ETF shares or other Fund holdings in complete or partial payment of redemptions.

In-Kind Redemptions.  Midas Fund may require redeeming shareholders to accept readily tradable gold, silver, platinum, or other precious metals bullion, coins, ETF shares, or other Fund holdings in complete or partial payment of redemptions.

Active Trading.  The Fund may trade securities actively.  This strategy could increase transaction costs, reduce performance, and result in increased taxable distributions, which could lower the Fund's after tax performance.

Active Trading.  Midas Fund may trade securities actively.  This strategy could increase transaction costs, reduce performance, and result in increased taxable distributions, which could lower Midas Fund's after tax performance.

Investment Companies and ETFs.  Subject to the limitations set forth in the 1940 Act, or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies and in ETFs.  The ETFs in which the Fund may invest will generally have investment exposure to gold and silver which may subject them to greater volatility than investments in traditional securities.  The market value of the shares of other investment companies and ETFs may differ from their NAV.  As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity's expenses, including its investment management and administration fees, while continuing to pay its own investment management and administration fees and other expenses.  As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs.

Swiss Franc Assets.  The Swiss franc is subject to the risk that inflation will decrease in the United States or rise in Switzerland.  Swiss government bonds are subject to some risk of default, and their credit quality is not rated by some U.S. rating agencies. The Fund may also be significantly affected by other economic, monetary or political developments in Switzerland.

Real Estate Investment Trusts and Other Real Estate Companies.  Real estate investment trusts ("REITs") and other real estate company securities are subject to, among other risks:  declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements; losses due to environmental liabilities;  casualty or condemnation losses; or government actions, such as tax increases, zoning law changes, or regulatory limitations on rents or environmental regulations.  REITs also are dependent upon management skills and are subject to heavy cash flow dependency, self-liquidation, and the possibility of failing to qualify for "pass-through" of net income and gains under the federal tax law.

Small Capitalization.  Midas Fund may invest in companies that are small or thinly capitalized and may have a limited operating history.  Investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than stocks of larger companies to adverse business or economic developments.  The securities of small companies generally are less liquid and have narrower product lines, more limited financial resources, and more limited markets for their stock as compared with larger companies.  As a result, the value of such securities may be more volatile than the securities of larger companies.  During broad market downturns, Midas Fund's NAV may fall further than those of funds investing in larger companies.  Full development of small capitalization companies takes time, and for this reason, among others, Midas Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Medium and Large Capitalization.  Compared to smaller companies, medium and large-cap companies may be less responsive to changes and opportunities.  At times, the stocks of larger companies may lag other types of stocks in performance.  Compared to larger companies, medium companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Short Selling, Options, and Futures Transactions.  Midas Fund may engage in short selling, options, and futures transactions to increase returns.  There is a risk that these transactions may reduce returns or increase volatility.  Midas Fund may incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased, plus any premiums or interest paid to the third party.  Because Midas Fund's potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.  In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. Derivatives also may be subject to certain other risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation.  A small investment in certain derivatives could have a potentially large impact on Midas Fund's performance.

Concentration.  Midas Fund is subject to industry concentration risk, which is the risk that Midas Fund's performance can be significantly affected by economic, market, political or regulatory occurrences affecting the precious metals and natural resources industries.

Fundamental Investment Restrictions[1]

The Fund may not:

1. Issue senior securities as defined in the 1940 Act. The following will not be deemed to be senior securities for this purpose: (a) evidence of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Trustees may establish, (c) the Fund's futures, options, and forward currency transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the SEC, (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales;

2. Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objective and policies and (c) engaging in securities and other asset loan transactions limited to one third of the Fund's total assets;

Midas Fund may not:

1. Issue senior securities as defined in the 1940 Act. The following will not be deemed to be senior securities prohibited by this provision: (a) evidences of indebtedness that Midas Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Trustees may establish, (c) Midas Fund's futures, options, and forward transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the SEC, (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales;

2. Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with Midas Fund's investment objectives and policies, and (c) engaging in securities, precious metals, and other asset loan transactions to the extent permitted by the 1940 Act;

3. Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of the Fund's authorized investments;

4. Borrow money, except to the extent permitted by the 1940 Act;

5. Purchase or sell physical commodities (other than precious metals), although it may enter into (a) commodity and other futures contracts and options thereon, (b) options on commodities, including foreign currencies and precious metals, (c) forward contracts on commodities, including foreign currencies and precious metals, and (d) other financial contracts or derivative instruments;

6. Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; or

7. Purchase any securities, other than obligations of the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry. For the purposes of Item 7, the Fund, notwithstanding any other investment policy or restrictions (whether or not fundamental), may, as a matter of fundamental policy, invest all of its assets in the securities or beneficial interests of a single pooled investment fund having substantially the same investment objective, policies and restrictions as the Fund.

3. Engage in the business of underwriting the securities of other issuers, except to the extent that Midas Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of Midas Fund's authorized investments;

4. Borrow money, except to the extent permitted by the 1940 Act;

5. Purchase or sell physical commodities (other than precious metals), although it may enter into (a) commodity and other futures contracts and options thereon, (b) options on commodities, including foreign currencies and precious metals, (c) forward contracts on commodities, including foreign currencies and precious metals, and (d) other financial contracts or derivative instruments;

6. Purchase or sell real estate, provided that Midas Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; or

7. Purchase any securities, other than obligations of the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of Midas Fund's total assets would be invested in the securities of issuers in the same industry, except that Midas Fund will, under normal circumstances, invest more than 25% of the value of its total assets in securities of Natural Resources Companies.

Non-Fundamental Restrictions[2]

Each Fund may:

1.            Invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for  settlement in more than seven days after notice;

2.            Purchase securities issued by other investment companies to the extent permitted under the 1940 Act; and

3.            Pledge, mortgage, hypothecate or otherwise encumber its assets to the extent permitted under the 1940 Act.

[1]	"Fundamental" means that the investment restrictions can only be changed with shareholder approval.
[2]	"Non-Fundamental" means that the Board may change an investment restriction without shareholder approval.

Material Differences Between Perpetual and Midas Fund

In deciding whether to approve this proposal, you should consider the similarities and differences between Perpetual and Midas Fund.  As the previous table indicates, Perpetual and Midas Fund share similar investment strategies in their orientation towards precious metals (for Perpetual, through its gold and silver target allocation investment categories) and natural resources companies (for Perpetual, through its hard asset securities target allocation investment category). However, there are some important differences between Perpetual and Midas Fund highlighted below.

With respect to Perpetual and Midas Fund's investment objectives, Perpetual seeks to preserve and increase the purchasing power value of its shares over the long term while Midas Fund seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

The risks associated with each fund materially differ with respect to Perpetual's investment strategy relating to investment companies and ETFs, Swiss Franc Assets, and Real Estate Investment Trusts and other real estate companies and Midas Fund's investment strategy relating to small and medium capitalization companies, short selling, options, and futures, and concentration.

Perpetual and Midas Fund share similar fundamental and non-fundamental investment restrictions, except that Midas Fund has more flexibility to invest in precious metals and concentrate its investments in natural resources companies and Perpetual may invest all of its assets in the securities or beneficial interests of a single pooled investment fund having substantially the same investment objective, policies and restrictions as Perpetual.

In contrast to Midas Fund, Perpetual's investment strategies include target allocations to its Swiss franc assets and large capitalization growth stocks investment categories.  Additionally, because Perpetual's investment categories are subject to target percentage ranges, Perpetual's investments in precious metals and natural resources companies, as a percentage of net assets, can be significantly less than Midas Fund's.  Importantly, investments in precious metals and natural resources companies may be subject to greater volatility and risks than other types of investments.  You should carefully consider the risks associated with Midas Fund's investment strategies as compared to Perpetual's, as more fully described in the previous table.

COMPARISON OF FEES AND EXPENSES

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Operating expenses are paid from a fund's assets and, therefore, are paid by shareholders indirectly.

The following expense table briefly describes the current fees and the expenses that shareholders of the Acquired Fund and the Acquiring Fund may pay and are based on expenses paid by the Acquired Fund and the Acquiring Fund for the fiscal year ended December 31, 2015. The table also shows the pro forma expenses of the Acquiring Fund assuming the Reorganization with the Acquired Fund had occurred on January 1, 2016. As the table below indicates, the pro forma total annual operating expenses of the Acquiring Fund after the Reorganization, including the Reorganization costs, are expected to be higher in the short term but, excluding Reorganization costs, are expected to be lower over the long term than the current total annual operating expenses of the Acquired Fund. The Acquiring Fund's expenses after the Reorganization may be greater or less than those shown.

The following table illustrates the anticipated change in operating expenses expected as a result of the Reorganization.

	Perpetual (Acquired Fund)	Midas Fund (Acquiring Fund)	Midas Fund (Acquiring Fund) (Pro forma) (assuming reorganization with Perpetual)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE	NONE
Redemption Fee on Shares Redeemed within 30 days of purchase	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	2.93%	2.75%	2.42%
Total Annual Fund Operating Expenses	3.68%	4.00%	3.67%*

* Total Annual Fund Operating Expenses do not include the Reorganization costs, which are estimated to be 0.72%.

Example

The example below is intended to help you compare what your expenses would be if you invested $10,000 over different time periods in the Acquired Fund and the Acquiring Fund, based on fees and expenses incurred during the fiscal year ended December 31, 2015. The example assumes that you reinvested all distributions and that the average annual return was 5%.  Pro forma expenses are included assuming the Reorganization. The examples are for comparison purposes only and are not a representation of the Acquired Fund's or the Acquiring Fund's actual expenses or returns, either past or future.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

	Perpetual (Acquired Fund)	Midas Fund (Acquiring Fund)	Midas Fund (Acquiring Fund) (Pro forma) (assuming reorganization with Perpetual)

Year 1	$370	$402	$369
Year 3	$1,126	$1,218	$1,123
Year 5	$1,902	$2,051	$1,897
Year 10	$3,932	$4,206	$3,924

Comparison of advisory arrangements

The Acquired Fund and the Acquiring Fund are subject to the same investment management agreement between Midas Series Trust and the Investment Manager.  However, the management fee rates for the Acquiring Fund and the Acquired Fund differ as set forth below. As noted in the following table, the Acquiring Fund currently pays the Investment Manager a higher management fee rate than the Acquired Fund and, if the Reorganization is approved, the Acquired Fund will be subject to the same management fee rate as the Acquiring Fund.

Annual Management Fee Rates (based on average daily net assets)
Perpetual (Acquired Fund)	Midas Fund (Acquiring Fund)
•0.50% of net assets up to $250 million •0.45% of net assets from $250 million to $500 million. •0.40% of net assets over $500 million
•1.00% of net assets up to $200 million
•0.95% of net assets over $200 million up to $400 million
•0.90% of net assets over $400 million up to $600 million
•0.85% of net assets over $600 million up to $800 million
•0.80% of net assets over $800 million up to $1 billion
•0.75% of net assets over $1 billion

Pursuant to the investment management agreement, the Acquired Fund and the Acquiring Fund reimburse the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2015, the Acquired Fund and the Acquiring Fund reimbursed such costs as follows:

	Perpetual (Acquired Fund)	Midas Fund (Acquiring Fund)

Compliance	$17,060	$40,995
Accounting	$14,725	$36,370

Comparison of distribution and other arrangements

The Acquired Fund and the Acquiring Fund are subject to the same plan of distribution (the "12b-1 Plan") under Rule 12b-1 of the 1940 Act between Midas Series Trust and Midas Securities Group, Inc. (the "Distributor"), an affiliate of the Investment Manager, which was approved by the Board and shareholders.  Under the Plan and a related distribution agreement, the Acquired Fund and the Acquiring Fund pays the Distributor a fee for distribution and shareholder services.  The shareholder service fee is intended to cover personal services provided to the shareholders of a fund and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of fund shares.  In addition, Midas Fund and Perpetual each reimbursed the Distributor $18,592 and $927, respectively, for payments made to certain brokers for record keeping services for the year ended December 31, 2015.

The 12b-1 Plan fee rates for the Acquired Fund and the Acquiring Fund differ as set forth below.  As noted in the following table, the Acquiring Fund currently pays the Distributor the same 12b-1 Plan fee rate as Perpetual and, if the Reorganization is approved, the Acquired Fund will be subject to the same 12b-1 Plan fee rate as the Acquiring Fund.

12b-1 Plan Fee Rates (based on average daily net assets)
Perpetual (Acquired Fund)	Midas Fund (Acquiring Fund)
0.25%	0.25%

Certain officers and trustees of the Trust are officers and directors of the Investment Manager and the Distributor.

COMPARISON OF FUND PERFORMANCE

Set forth below is past performance information for the Acquired Fund and the Acquiring Fund. The returns shown include the effect of reinvesting dividends and capital gain distributions.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period.  A higher after tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Because actual after tax returns depend on a shareholder's tax situation, returns may vary from those shown.  After tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not predictive of future performance.

PERPETUAL

The following bar chart provides some indication of the risks of investing in Perpetual by showing changes in Perpetual's performance from year to year.  The following table compares Perpetual's average annual returns for the 1, 5, and 10 year periods with appropriate broad based securities market indices.  The Lipper Mixed Asset Target Allocation Moderate Index ("LMTAMI") is an equally weighted average of the managed mixed-asset target allocation moderate funds tracked by Lipper which reflects certain of the market sectors in which Perpetual may invest.

Prior to December 29, 2008, Perpetual (formerly known as Midas Dollar Reserves, Inc.) operated as a money market fund and invested exclusively in securities issued by the U.S. Government, its agencies and instrumentalities.  On December 29, 2008, Perpetual changed its name from Midas Dollar Reserves, Inc. to Midas Perpetual Portfolio, Inc. and began operating as a fluctuating net asset value fund with the investment objective, strategies, and risks as described above. The Fund's performance prior to December 29, 2008 reflects its operation as a money market fund and its performance following such date reflects how it is currently managed.

PERPETUAL– Year-by-year total return as of 12/31 each year (%)
Best Quarter: 7/1/09 – 9/30/09 7.69%
Worst Quarter: 7/1/15 – 9/30/15 (12.37)%
AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2015

	1 Year	5 Years	10 Years
Return Before Taxes	(15.23)%	(4.95)%	1.16%
Return After Taxes on Distributions	(15.6919%	(5.77)%	0.39%
Return After Taxes on Distributions and Sale of Fund Shares	(8.23)%	(3.43)%	0.94%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.30%
LMTAMI	(1.60)%	6.11%	4.86%

MIDAS FUND

The following bar chart provides some indication of the risks of investing in Midas Fund by showing changes in Midas Fund's performance from year to year.  The following table compares Midas Fund's average annual returns for the 1, 5, and 10 year periods with appropriate broad based securities market indices.  The Morningstar Specialty Fund-Precious Metals Average ("PMA") is an equally weighted average of the managed precious metals funds tracked by Morningstar which reflects the market sectors in which Midas Fund may invest.

MIDAS FUND – Year-by-year total return as of 12/31 each year (%)
Best Quarter: 7/1/12 - 9/30/12 28.94%
Worst Quarter: 7/1/08 - 9/30/08 (41.51)%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2015

	1 Year	5 Years	10 Years
Return Before Taxes	(28.28)%	(33.78)%	(12.70)%
Return After Taxes on Distributions	(28.28)%	(33.84)%	(12.83)%
Return After Taxes on Distributions and Sale of Fund Shares	(16.01)%	(19.59)%	(7.75)%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.30%
PMA (reflects no deduction for fees, expenses, or taxes)	(23.25)%	(23.94)%	(4.58)%

Portfolio Turnover

Perpetual and Midas Fund each pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.  During Perpetual and Midas Fund's most recent fiscal year, each fund's portfolio turnover rate was 9% and 11%, respectively, of the average value of its portfolio.

PORTFOLIO MANAGEMENT

Midas Management Corporation is the investment manager for the Acquired Fund and the Acquiring Fund and has served as a mutual fund investment manager for over 20 years.  It provides day-to-day advice regarding portfolio transactions for the Acquired Fund and the Acquiring Fund.  The Investment Manager also furnishes or obtains on behalf of the Acquired Fund and the Acquiring Fund all services necessary for the proper conduct of the fund's business and administration.  Its address is 11 Hanover Square, New York, New York 10005.

Perpetual's portfolio has been managed by the IPC of the Investment Manager since 2008.  The current members of the IPC are:  Thomas B. Winmill, Chairman (see biographical information below); John F. Ramírez, Director of Fixed Income; Heidi Keating, Vice President-Trading; and Mark C. Winmill, Chief Investment Strategist.  Mr. Ramírez has served as Vice President and Secretary of the Investment Manager, Distributor, and the Acquired Fund and the Acquiring Fund and their predecessors since 2005, Senior Associate General Counsel of the Investment Manager and Distributor since 2012, and General Counsel and Chief Legal Officer of the Acquired Fund and the Acquiring Fund since 2012.  Ms. Keating has served as Vice President of the Investment Manager, Distributor, and the Acquired Fund and the Acquiring Fund and their predecessors since 1988.  Mark C. Winmill has served as Executive Vice President of the Investment Manager since 2012, as a director and/or officer of Winmill & Co. Incorporated, the parent company of the Investment Manager and its affiliates, since 2000, and as Principal of the Distributor since 2002.

Midas Fund's portfolio manager since 2002 is Thomas B. Winmill.  After the Reorganization, he is expected to continue as portfolio manager of Midas Fund.  He has been President of the Investment Manager since 1995 and the Distributor since 1991.  He also serves as President, Chief Executive Officer, and Trustee of the Acquired Fund and the Acquiring Fund.  He has served as a member of the Investment Manager's IPC since 1990.  As the current Chairman of the IPC, he helps establish general investment guidelines.  He is a member of the New York Section member society of the American Institute of Mining, Metallurgical, and Petroleum Engineers, Inc.

PURCHASE, REDEMPTION, AND EXCHANGE PROCEDURES

The Acquired Fund and the Acquiring Fund have identical purchase, redemption (except with respect to in-kind redemptions), and exchange procedures which are expected to remain as follows after the Reorganization.  Perpetual and Midas Fund have substantially similar in-kind redemption procedures.

Purchasing Shares

Minimum Investments.  The minimum initial and subsequent investment requirements for Midas Fund are as follows:

Account Type	Initial	Subsequent	Individual Retirement Accounts ("IRAs") and Health Savings Accounts ("HSAs")	Initial	Subsequent
Regular	$1,000	$100	Traditional, Roth IRA, HSA	$1,000	$100
UGMA/UTMA	$1,000	$100	Spousal, Rollover IRA	$1,000	$100
Education Savings Account	$1,000	$100	SEP, SIMPLE IRA	$1,000	$100
Automatic Investment Program	$100	$100	HSA	$1,000	$100

Purchase Price.  Your price for Midas Fund shares is Midas Fund's next calculation, after the order is received by Midas Fund's transfer agent or its authorized agent, of NAV per share, which is determined as of the scheduled close of regular trading (regardless of an actual, unscheduled earlier closing due to weather, equipment failure, or other factors) in equity securities on the New York Stock Exchange ("NYSE") (normally, 4 p.m. ET, and typically 1 p.m. ET around certain holidays) each day the NYSE is open for trading ("Business Day").  The NYSE is generally closed on the following holidays:  New Year's Day, Dr. Martin Luther King, Jr. Day, Washington's Birthday (Presidents' Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Midas Fund's NAV per share may be significantly affected on days when shareholders have no access to Midas Fund or its transfer agent.  Midas Fund's shares are priced only on Business Days.  If you purchase shares through a broker, that broker may charge separate transaction fees on the purchase and/or sale of such shares.  In general , certificates will not be issued and all shares will be kept by book entry in the stock transfer books of Ultimus Asset Services , LLC, Midas Fund's transfer agent.

By Check.  Complete a Midas Fund FastDeposit form which is detachable from your account statement and mail it, along with your check, drawn to the order of Midas Fund, to Midas Fund, P.O. Box 6110, Indianapolis, IN 46206-6110.  Effective May 23, 2016, the new address for regular mail will be Midas Funds, c/o Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707 and the new address for overnight express mail and courier will be Midas Funds, c/o Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited and the name of the registered owner.

By Electronic Funds Transfer (EFT).  The bank you designate on your Authorization Form normally will be contacted to arrange for the EFT, which is done through the Automated Clearing House ("ACH") system, to your Midas Fund account.  Requests received by 4 p.m. ET on Business Days will ordinarily be credited to your Midas Fund account on the same Business Day.  Your designated bank must be an ACH member and any subsequent changes in bank account information must be submitted in writing with a voided check and a New Technology Medallion Guaranteed Stamp.  Your account normally will be charged a $10 per item fee for each ACH transaction that is returned for any reason in addition to any loss incurred by Midas Fund as a result of reversing the transaction.  To initiate an EFT transaction, call 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

By Wire.  Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days to speak with a Shareholder Service Representative.  The name of the bank sending the wire and the amount to be wired are required before the wired funds can be accepted.   Your account number and name(s) must be specified in the wire as they are to appear on the account registration.  This service is not available on days when the Federal Reserve wire system is closed.  For wiring instructions and automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

Valuation.  Midas Fund's investments are valued based on market value determined as of the scheduled close of regular trading ( regardless of an actual, unscheduled earlier closing due to weather, equipment failure, or other factors) in equity securities on the NYSE (normally 4 p.m. ET, and typically 1 p.m. ET around certain holidays) each Business Day .  Where market quotations are not readily available or where there is no ready market for a security (such as certain types of illiquid or thinly traded securities), securities may be valued based on fair value as determined in good faith under the direction of the Board of Trustees.  Occasionally, events affecting the value of gold, platinum, and silver bullion, foreign securities, foreign currencies and currency exchange rates occur after the close of trading on the NYSE or on days when the NYSE is closed, which events may not be reflected in a computation of Midas Fund's NAV on that day.  Such events may be company specific, such as earnings reports, country or region specific, such as a natural disaster or terrorist activity, or global in nature.  If events materially affecting the value of such securities occur during such time period, the securities may be valued at their fair value as determined in good faith under the direction of the Board of Trustees.  Fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale.

Midas Automatic Investment Program.  Midas Fund offers an excellent service - the Midas Bank Transfer Plan - which makes regular investing convenient.  It can help you seek today your financial goals for the future.  With the free Midas Bank Transfer Plan, you decide today to invest a certain amount each month in the future for as long as you like and Midas will arrange to transfer the money from your bank account for investment in your designated Midas account.  Periodically, you should review your overall portfolio.  For retirement investing goals, consider the tax advantaged Midas Traditional, Roth, SEP, or SIMPLE IRAs.  At Midas, we also offer HSAs as well as Education Savings Accounts.  Forms for all of these Midas plans may be found at www.midasfunds.com.

Investing the same amount regularly, known as "dollar cost averaging," can reduce any anxiety of investing in a rising or falling market or buying all of your shares at market highs.  Although this strategy cannot assure a profit or protect against loss in a declining market, it can result in a lower average cost for your purchases.  Of course, you should consider your financial ability to continue your purchases through periods of low price levels when undertaking such a strategy.

Plan	Description
Midas Bank Transfer Plan	For making automatic investments from a designated bank account.
Midas Salary Investing Plan	For making automatic investments through a payroll deduction.
Midas Government Direct Deposit Plan	For making automatic investments from your federal employment, Social Security, or other regular federal government check.

For more information, or to request the necessary authorization form, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days to speak with a Shareholder Services Representative.  You may modify or terminate the Midas Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date.  To modify or terminate the Midas Salary Investing Plan or Midas Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. government agency.

Shareholder Identification Program.  You may be asked to provide additional information in order for Midas Fund to verify your identity in accordance with requirements under anti-money laundering regulations.  Midas Fund will generally close an account within 60 Business Days of account opening at the NAV of Midas Fund on the day the account is closed if it cannot be reasonably certain of the customer's identity.  Midas Fund's transfer agent normally will correspond with the shareholder to advise them, if appropriate, why their account is being closed and the efforts conducted to attempt to verify their identity.

Redeeming Shares

Generally, you may redeem shares of Midas Fund by any of the methods explained below.  Requests for redemption should include the following information:  name(s) of the registered owner(s) of the account, account number, Fund name, amount you want to sell (number of shares or dollar amount), and address or wire information.  Your price for Midas Fund shares redeemed is Midas Fund's next calculation, after the order is received by Midas Fund's transfer agent or its authorized agent, of NAV per share which is determined as of the scheduled close of regular trading ( regardless of an actual, unscheduled earlier closing due to weather, equipment failure, or other factors) in equity securities on the NYSE (normally, 4 p.m. ET, and typically 1 p.m. ET around certain holidays ) each Business Day.  Shares of Midas Fund redeemed within 30 days of purchase normally will be subject to a 1% redemption fee.  IRAs normally will be subject to a pre-age 59½ distribution/transfer fee of $10 and a plan termination fee of $20 per IRA.  HSAs normally will be subject to a distribution/transfer fee of $10 and a plan termination fee of $20 per HSA.

In some instances, a New Technology Medallion Guaranteed Stamp may be required.  New Technology Medallion Guaranteed Stamps protect against unauthorized account transfers by assuring that a signature is genuine.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, one signature must be guaranteed.  Please call us to ensure that your New Technology Medallion Guaranteed Stamp will be processed correctly.  Midas Fund may waive this requirement in their discretion.

By Mail.  Write to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110, and request the specific amount to be redeemed.  Effective May 23, 2016, the new address for regular mail will be Midas Funds, c/o Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707 and the new address for overnight express mail and courier will be Midas Funds, c/o Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The request must be signed by the registered owner(s) and additional documentation may be required.

By Telephone or Internet.  To expedite the redemption of Midas Fund shares call 1-800-400-MIDAS (6432) to speak with a Shareholder Services Representative between 8 a.m. and 6 p.m. ET on Business Days.  For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.For Electronic Funds Transfer (EFT).  You may redeem as little as $250 worth of shares by requesting EFT service.  EFT proceeds are ordinarily available in your bank account within two Business Days.

For Federal Funds Wire.  If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.  A $10 fee per wire transfer applies.  Proceeds of redemption requests submitted in proper form ordinarily will be available to shareholders by Federal Funds wire the next Business Day.

Redemption Payment.  Payment for shares redeemed will ordinarily be made within three Business Days after receipt of the redemption request in proper form.  Redemption proceeds from shares purchased by check or EFT transfer may be delayed 15 calendar days or until Midas Fund is reasonably assured of payment of the check representing the purchase.  Redemptions to third parties are prohibited.

Redemptions Through Financial Intermediaries.  You are an investor subject to the redemption fee whether you are a direct shareholder of Midas Fund or you are investing indirectly in Midas Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of a tax deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains an omnibus account with Midas Fund for trading on behalf of its customers.  Currently, only certain intermediaries have the ability to collect Midas Fund's redemption fee from their customers' accounts.  Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of Midas Fund.  In general , Midas Fund will seek to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in Midas Fund.  If you are investing in Midas Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in Midas Fund.

Waiver/Exceptions/Changes.  Midas Fund reserves the right to waive the redemption fee at its discretion to the extent permitted or required by applicable law.  The redemption fee does not apply to certain comprehensive fee programs where investment instructions are given at the firm level of Midas Fund approved broker-dealers on behalf of their clients invested in Midas Fund.  In addition, Midas Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.  You normally will receive 60 days' notice of any material changes, unless otherwise provided by law.

Limitations on Collection.  Currently, Midas Fund is limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers.  For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, Midas Fund normally will not receive the redemption fees.  Further, if Midas Fund shares are redeemed by a financial intermediary at the direction of its customer(s), Midas Fund may not know:  (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

In-Kind Redemptions.  Subject to the restrictions set forth below, Midas Fund may require redeeming shareholders to accept readily tradable gold, silver, or other precious metals bullion, coins, ETF shares, or other holdings in complete or partial payment of redemptions.  For a shareholder, the tax consequences of an in-kind redemption generally would be the same as those of a cash redemption.  For such in-kind redemptions, the assets would be selected by Midas Fund.  In-kind redemptions are taxed in the same manner as cash redemptions for federal income tax purposes.

Systematic Withdrawal Plan.  If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Midas Fund account, subject to a minimum withdrawal of $100.  Your dividends and other distributions will be reinvested in shares of Midas Fund unless you instruct the Midas Fund otherwise.

Exchange Privileges

You may exchange at least $500 worth of shares of a fund for shares of the other fund (provided the registration is exactly the same, the shares of the fund you do not currently own may be sold by the fund in your state of residence, and the exchange may otherwise legally be made).  To exchange shares, please access www.midasfunds.com or call Midas Funds toll-free at 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on any Business Day of the fund and provide the following information:  account registration including address and number; taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, your account number, if any, in the fund to be purchased; and your identity and telephone number.  Your price for fund shares exchanged is the fund's next calculation, after the order is received by the fund's transfer agent or its authorized agent, of NAV per share which is determined as of the scheduled close of regular trading ( regardless of an actual, unscheduled earlier closing due to weather, equipment failure, or other factors) in equity securities on the NYSE (normally, 4 p.m. ET, and typically 1 p.m. ET around certain holidays ) each Business Day.  Shares of all funds exchanged within 30 days of purchase normally will be subject to a 1% redemption fee.  An exchange of shares of one fund for shares of another fund is considered a fully taxable transaction upon which you may realize a taxable gain or loss.

Account and Transaction Policies

Telephone Privileges.  Midas Fund may accept telephone orders from shareholders and guards against fraud by following reasonable precautions, such as requiring personal identification before carrying out shareholder requests.  You are responsible for any loss caused by an order which later proves to be fraudulent if Midas Fund followed reasonable procedures.

Assignment.  You may transfer your Midas Fund shares to another owner.  For instructions, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days to speak with a Shareholder Services Representative.

Frequent Trading.  Frequent trading into and out of Midas Fund can disrupt portfolio investment strategies, harm performance, and increase expenses for all shareholders, including long term shareholders who do not generate these costs.  Funds that invest a substantial portion of their assets in foreign securities may be subject to the risks associated with market timing and short term trading strategies to a greater extent than funds that do not.  Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market.  Midas Fund may be subject to these greater risks as they invest in foreign securities.  Midas Fund is designed for long term investors, and is not intended for excessive trading activities.  Midas Fund takes reasonable steps to discourage excessive short term trading and the Board of Trustees has adopted policies and procedures with respect to excessive trading.  Midas Fund normally monitor trades in an effort to detect excessive short term trading.  Midas Fund may refuse, cancel, or redeem purchase orders at the purchase price NAV for any reason, without prior notice.  In addition, to discourage short term trading, if shares of Midas Fund held for 30 days or less are redeemed or exchanged, Midas Fund normally will deduct a redemption fee equal to 1% of the NAV of shares redeemed or exchanged.  Such redemption fees are retained by Midas Fund.

Although Midas Fund monitors for excessive short term activities, the ability of Midas Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts.  Accordingly, there can be no assurance that Midas Fund will be able to eliminate all excessive short term activities.  Midas Fund typically seeks the cooperation of broker-dealers and other third party intermediaries by requesting information from them regarding the identity of investors who are trading in Midas Fund, and restricting access to Midas Fund by a particular investor.  Any associated person of the Investment Manager or the Distributor who becomes aware of any actions taken to undertake, effect, or facilitate short term activities contrary to a representation made in Midas Fund's prospectus or SAI is to report the actions to Midas Fund's Chief Compliance Officer.

Accounts with Below Minimum Balances.  Your account normally will be charged a $20 small account fee if its value on the next to last Business Day of the calendar year is less than $500, unless it is an IRA, HSA, or you participate in the Midas Automatic Investment Program.  Midas Fund may redeem at any time at current NAV all shares in any account, subject to the requirements of applicable law.  Midas Fund reserves the right to close your account if you terminate your participation in the Midas Automatic Investment Program and your investment is less than $1,000.

Delivery of Shareholder Documents.  Shareholders residing at the same address normally will receive one copy of Midas Fund's summary prospectus and each Midas Fund shareholder report to share with all residents who invest in Midas Fund.  If at any time you would like to receive separate copies of Midas Fund's summary prospectus or each Midas Fund shareholder report, please call 1-800-400-MIDAS (6432) and a Shareholder Services Representative will be happy to change your delivery status.  The material normally will be sent within 30 days of your request.

Escheatment.  Your shares may be transferred to the appropriate state authority if you do not provide your current contact information to Midas Fund within the time period specified by applicable state law.

Distributions and Taxes.  Perpetual and Midas Fund each normally pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any, after offset by net capital loss carryovers.  Income dividends and capital gain distributions (collectively, "distributions" and each a "distribution") if any, are normally declared and paid annually.  Your distributions normally will be reinvested in shares of the distributing fund unless you instruct the fund otherwise.

Generally, you will be taxed when you sell or exchange shares of a fund and when you receive distributions (whether reinvested in additional shares or taken in cash).  Typically, your tax treatment will be as follows:

Transaction	Tax treatment
Income dividend	Ordinary income or "qualified dividend income"
Net short term capital gain distribution	Ordinary income
Net capital gain (see below) distribution	Long term capital gain
Sale or exchange of shares held for more than one year	Long term capital gain or loss
Sale or exchange of shares held for one year or less	Short term capital gain or loss

Because everyone's tax situation is unique, please consult your tax professional about your investment.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of Midas Fund through a broker-dealer or other financial intermediary (such as a bank), the Distributor may pay the intermediary for the sale of Midas Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend Midas Fund over another investment.  Your broker-dealer or financial intermediary may also charge you fees for purchasing or selling Midas Fund shares.  Ask your broker-dealer or financial intermediary or visit their website for more information.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The Reorganization is not intended to result in income, gain, or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund, or the shareholders of the Acquired Fund. In addition, the Reorganization is not expected to take place unless the Acquired Fund receives a satisfactory opinion from Godfrey & Kahn, S.C. substantially to the effect that the Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

As a result, it is anticipated that, with respect to the Reorganization, for federal income tax purposes:

            ▪            No gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; or (2) the distribution by the Acquired Fund of the Acquiring Fund's Shares to the Acquired Fund's shareholders;

            ▪            No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund's assets in exchange solely for the Acquiring Fund's Shares, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the issuance of the Acquiring Fund's Shares to the shareholders of the Acquired Fund in an amount equal to the aggregate NAV of the Shares of the Acquired Fund;

            ▪            The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Acquired Fund immediately before the transfer;

            ▪            The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund's tax holding period for those assets;

            ▪            You will not recognize gain or loss upon the exchange of your Shares of the Acquired Fund solely for the Acquiring Fund Shares as part of the Reorganization;

            ▪            The aggregate tax basis of the Acquiring Fund's Shares received by you in the Reorganization will be the same as the aggregate tax basis of your Shares of the Acquired Fund surrendered in exchange; and

            ▪            The tax holding period of the Acquiring Fund's Shares you receive will include the tax holding period of the Shares of the Acquired Fund that you surrender in the exchange, provided that the Shares of the Acquired Fund were held by you as capital assets on the date of the exchange.

In rendering such opinion, counsel is expected to rely upon, among other things, reasonable assumptions, as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or is expected to be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Prior to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund may declare a distribution to shareholders that, together with all previous distributions, may have the effect of distributing to shareholders all of its investment company taxable and tax-exempt income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization.

Between the shareholder meeting date of June 20, 2016 and the anticipated Reorganization date of June 24, 2016, the Investment Manager may transition the Acquired Fund's portfolio, including the sale of certain portfolio securities. Accordingly, during the transition period these transactions may cause the Acquired Fund to not comply with its investment objectives and policies. In addition, the sale of portfolio securities is expected to cause the Acquired Fund to incur related brokerage commissions or other transaction costs and could, but is not currently anticipated to , result in taxable gains to the Acquired Fund's shareholders.

As of December 31, 2015, Perpetual had a capital loss carryforward of $71,520. Capital loss carryforwards are considered valuable tax attributes because they can reduce a fund's future taxable income and thus reduce the taxable amount distributed to fund shareholders. The proposed Reorganization would affect the use of such tax attributes in two respects. The first concerns the "sharing" of such tax attributes with the shareholders of the Acquiring Fund. If there was no Reorganization, such tax attributes would inure solely to the benefit of the Acquired Fund's shareholders. If the Reorganization occurs, such tax attributes would carry over (subject to the limitations described below) to the Acquiring Fund. That means that any resulting tax benefits would inure to all shareholders of the post-Reorganization Midas Fund (i.e., both pre-Reorganization shareholders of the Acquired Fund and pre-Reorganization shareholders of the Acquiring Fund).

The second manner in which the Reorganization would affect the use of any such capital loss carryforward and built-in losses concerns certain limitations imposed under the Code with respect to the use of such losses. Generally, when ownership of a "loss corporation" changes for tax purposes in connection with a reorganization (as is expected to be the case here), the Code imposes various limitations on the use of loss carryforwards following the change in ownership. The amount of such loss carryforwards that can be used each year to offset post-acquisition income is generally limited to an amount equal to the "federal long-term tax-exempt rate" (the applicable rate as of February 2016 was 2.65%) multiplied by the value of the "loss corporation's" equity. Furthermore, capital losses may generally be carried forward for only eight years in the case of losses incurred by regulated investment companies in taxable years beginning prior to December 22, 2010. The carryforward of losses in taxable years beginning after that date is not limited in duration. Additionally, if the Acquired Fund has net unrecognized gains as of the date of its Reorganization, the Acquiring Fund cannot use pre-Reorganization losses of the Acquired Fund to offset such gains when they are later recognized. Also, if the Acquired Fund has net unrecognized gains as of the date of the Reorganization ("built-in gains"), the Acquiring Fund cannot use its own pre-Reorganization losses to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization. The Acquiring Fund can, however, use its pre-Reorganization losses to offset gains recognized on the disposition of assets received from the Acquired Fund in the Reorganization if such gains are not built-in gains. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

CAPITALIZATION

The following table sets forth the capitalization of the Acquired Fund and the Acquiring Fund as of December 31, 2015, and the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred on that date.

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the closing date of the Reorganization. The following table should not be relied upon to determine the amount of Acquiring Fund Shares that are expected to actually be received and distributed.

	Perpetual (Acquired Fund)	Midas Fund (Acquiring Fund)	Pro forma Adjustments	Midas Fund (Acquiring Fund) (Pro forma) (assuming reorganization with Perpetual)
Net Assets	$4,386,793	$10,058,465	$130,000	$14,315,258
Shares Outstanding	5,333,693	14,079,594	806,833	20,220,120
NAV per Share	$0.82	$0.71	$0.00	$0.71

VOTING INFORMATION

On the Record Date, 5,034,536 shares of Perpetual were outstanding.  Each outstanding whole share is entitled to one vote on each of the matters to be voted on at the Meeting (and each fractional share is entitled to a proportionate fractional vote).  All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein.  If you properly execute and return your proxies but do not indicate any voting instructions, your shares will be voted "FOR" each of the proposals.  Any shareholder may revoke a proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Funds at 11 Hanover Square, New York, New York 10005, by signing another proxy of a later date, or by personally voting at the Meeting.

One-third of the outstanding shares of the Acquired Fund entitled to vote in person or by proxy shall be a quorum for the transaction of business at the Meeting.

Properly executed proxies may contain instructions to abstain from voting or to withhold authority to vote (an "abstention") or may represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).  The shares represented by abstentions or broker non-votes will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have the same effect as a vote "against" their respective proposal.

No other business may be acted upon at the Meeting other than as described in this Proxy Statement/ Prospectus.  If any procedural matters related to the proposals described herein properly come before the Meeting, shares represented by proxies will be voted in the discretion of the person or persons holding the proxies.

All costs of soliciting proxies for the Meeting will be borne by the Acquired Fund. The Acquired Fund has retained D.F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $1,750, plus reimbursement for out-of-pocket expenses. Banks, brokerage houses, and other custodians will be requested on behalf of the Acquired Fund to forward solicitation material to the beneficial owners of Acquired Fund shares to obtain authorizations for the execution of proxies, and the Acquired Fund will reimburse them for any reasonable expenses they incur.  In addition, some of the officers of the Acquired Fund and persons affiliated with the Investment Manager, may, without remuneration, solicit proxies personally or by telephone or electronic communications.  Photographic identification will be required for admission to the Meeting.

Required Vote

In order for the Agreement and Plan of Reorganization to be approved for the Acquired Fund, the holders of a "majority of the outstanding voting securities" of the Acquired Fund must approve proposal 1.  A "majority of the outstanding voting securities" for this purpose and under the 1940 Act means the vote of the lesser of (1) 67% or more of the voting securities present at the Meeting if more than 50% of the outstanding voting securities of the Acquired Fund are present and represented by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

CONFLICTS OF INTEREST

The Reorganization is expected to benefit the Investment Manager as a result of the higher advisory fee rate payable by the Acquiring Fund and the higher asset level.

ORGANIZATION OF THE TRUST

Perpetual and Midas Fund are each a series of shares of Midas Series Trust, a Delaware statutory trust which is registered under the 1940 Act as an open end management investment company.

LEGAL MATTERS

Certain legal matters in connection with the issuance of Acquiring Fund Shares and the tax consequences of the Reorganization are expected to be passed upon by legal counsel, Godfrey & Kahn, S.C.

EXPERTS

The audited financial statements of each of Perpetual and Midas Fund, incorporated by reference in the Reorganization SAI, have been audited by Tait, Weller & Baker LLP, the Trust's independent registered public accounting firm, as experts in accounting and auditing, to the extent indicated in its reports thereon which are included in the Trust's Annual Report for the Fiscal Year ended December 31, 2015.
FINANCIAL HIGHLIGHTS
Set forth below are the financial highlights for Perpetual and Midas Fund.  The financial highlights are intended to help you understand Perpetual and Midas Fund's financial performance for the past five years.  Certain information reflects financial results for a single share outstanding for the period presented.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Perpetual or Midas Fund, assuming reinvestment of all dividends and distributions.  The financial highlights for each of the periods presented below have been audited by Tait, Weller & Baker LLP, whose report, along with the Perpetual and Midas Fund's financial statements, is included in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2015, which is incorporated by reference in the Reorganization SAI and available upon request by calling us at 1-800-400-MIDAS (6432).

MIDAS PERPETUAL PORTFOLIO
	For the Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$0.99	$1.07	$1.28	$1.22	$1.30
Income (loss) from investment operations:
Net investment loss (1)	(0.02)	(0.01)	-	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.13)	(0.05)	(0.10)	0.08	0.02
Total from investment operations	(0.15)	(0.06)	(0.10)	0.06	0.01
Less distributions:
Net investment income	-	-	-	-	(0.01)
Realized gains	(0.02)	(0.02)	(0.11)	-	(0.08)
Total distributions	(0.02)	(0.02)	(0.11)	-	(0.09)
Net asset value, end of period*	$0.82	$0.99	$1.07	$1.28	$1.22

Total Return (2)	(15.23)%	(5.93)%	(8.17)%	4.92%	0.96%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$4,387	$5,969	$7,718	$14,515	$15,459
Ratio of total expenses to average net assets (3)	3.68%	2.54%	2.22%	2.98%	1.85%
Ratio of net expenses to average net assets (2) (4)	3.68%	2.54%	1.81%	2.48%	1.35%
Ratio of net expenses excluding loan interest and fees to average net assets	3.56%	2.47%	1.69%	2.48%	1.35%
Ratio of net investment income (loss) to average net assets (2)	(1.92)%	(1.17)%	(0.38)%	(1.42)%	(0.45)%
Portfolio turnover rate	9%	22%	0%	0%	44%

(1)	Average shares outstanding during the period are used to calculate per share data.
(2)	Fees contractually waived by the Investment Manager reduced the ratio of expenses to average net assets by 0.41% for the year ended December 31, 2013 and by 0.50% and 0.50% for the years ended December 31, 2012 and 2011, respectively. The impact of the fee waivers and reimbursements is reflected in both the total return, the ratio of net expenses to average net assets, and the ratio of net investment income (loss) to average net assets.
(3)	"Total expenses" are the expenses of the Fund before fee waivers, if any.
(4)	"Net expenses" are the expenses of the Fund after fee waivers, if any.
*	Redemption fees from capital share transactions were less than $0.005 per share.

MIDAS FUND
	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$0.99	$1.38	$2.59	$3.57	$5.65
Income (loss) from investment operations:
Net investment loss (1)	(0.02)	(0.02)	(0.02)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.26)	(0.37)	(1.19)	(0.94)	(1.96)
Total from investment operations	(0.28)	(0.39)	(1.21)	(0.98)	(2.02)
Less distributions:
Net investment income	-	-	-	-	(0.06)
Net asset value, end of period*	$0.71	$0.99	$1.38	$2.59	$3.57

Total Return	(28.28)%	(28.26)%	(46.72)%	(27.45)%	(35.97)%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$10,058	$14,260	$20,815	$44,884	$72,973
Ratio of total expenses to average net assets	4.00%	3.04%	3.02%	2.94%	2.31%
Ratio of net expenses excluding loan interest and fees to average net assets	3.99%	2.97%	2.96%	2.85%	2.16%
Ratio of net investment loss to average net assets	(2.18)%	(1.69)%	(1.30)%	(1.49)%	(1.30)%
Portfolio turnover rate	11%	31%	17%	12%	44%

(1)	Average shares outstanding during the period are used to calculate per share data.
*	Redemption fees from capital share transactions were less than $0.005 per share.

PROPOSAL 2 – TO APPROVE ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

The Fund seeks your approval to adjourn or postpone the Meeting, if determined to be necessary or appropriate by the chairman of the Meeting, to solicit additional proxies. No notice of adjournment or postponement of the Meeting to another time or place need be given to shareholders if such time and place are announced at the Meeting or reasonable notice is given to persons present at the Meeting, and if the adjourned or postponed Meeting is held within a reasonable time after the date set for the original Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned or postponed Meeting. Abstentions and broker non-votes will not have an impact on the chairman's determination to adjourn or postpone the Meeting.

Required Vote

If a quorum is present at the Meeting, approval of Proposal 2 requires the affirmative vote of a majority of all votes cast at the Meeting.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

EXHIBIT A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of _______________, 2016, and has been adopted by the Board of Trustees of Midas Series Trust (the "Trust"), a Delaware statutory trust, to provide for the reorganization of _______________________ (the "Acquired Fund") into Midas Fund (the "Acquiring Fund"), a series of the Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the issuance of Acquiring Fund shares of beneficial interest to the shareholders of the Acquired Fund in an amount equal to the aggregate net asset value of the shares of the Acquired Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

I.  PLAN OF REORGANIZATION

1.            The Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section II.4) all of its properties and assets existing at the Valuation Time (as defined in Section II.2(f)). In consideration therefor, the Acquiring Fund agrees, on the Exchange Date, to assume all of the liabilities of the Acquired Fund existing at the Valuation Time and deliver to the Acquired Fund a number of full and fractional shares of beneficial interest of the Acquiring Fund (the "Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to shares of the Acquired Fund assumed by Acquiring Fund on such date.  Before the Exchange Date, the Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed all of its net investment income and capital gains as described in Section II.5(c) hereof.

2.            Upon consummation of the transactions described in Section I.1 of this Agreement, the Acquired Fund will distribute, in complete liquidation to its shareholders of record as of the Exchange Date, the Merger Shares, each shareholder being entitled to receive that proportion of Merger Shares that the number of shares of beneficial interest of the Acquired Fund held by such shareholder bears to the number of shares of the Acquired Fund outstanding on such date.

II.  AGREEMENT

The Acquiring Fund and the Acquired Fund agree as follows:

1.            Reorganization.

(a)	Subject to the other terms and conditions contained herein (including the Acquired Fund's obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section II.5(c) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent, in exchange for that number of Merger Shares provided for in Section II.2 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, the Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to its shareholders in complete liquidation of the Acquired Fund.

(b)	The Acquired Fund agrees to pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the investments and other properties and assets of the Acquired Fund, whether accrued or contingent. Any such distribution will be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and will not be separately valued unless the securities in respect of which such distribution is made have gone "ex" before the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date will be included in the determination of the value of the assets of the Acquired Fund acquired by Acquiring Fund.

2.            Exchange of Shares; Valuation Time.  On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the shares of the Acquired Fund transferred to the Acquiring Fund on that date less the value of the liabilities of the Acquired Fund attributable to the shares of the Acquired Fund assumed by the Acquiring Fund on that date, as determined as hereafter provided in this Section II.2.

(a)	The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the shares of the Acquired Fund and the value of the liabilities attributable to the shares of the Acquired Fund to be assumed by the Acquiring Fund will in each case be determined as of the Valuation Time.

(b)	The net asset value of the Merger Shares and the value of the assets and liabilities of the shares of the Acquired Fund will be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures customarily used by the Acquiring Fund in determining the value of the Acquiring Fund's assets and liabilities.

(c)	No adjustment will be made in the net asset value of the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(d)	The Acquiring Fund will issue the Merger Shares in the names of the shareholders of the Acquired Fund, in accordance with instructions furnished by the Acquired Fund.

(e)	The Acquiring Fund will assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets of the Acquired Fund or otherwise.

(f)	The Valuation Time is the time at which the Acquired Fund calculates its net asset value, which is normally 3 p.m. Central Time, on June 23, 2016 or other time and date mutually agreed to by the parties (the "Valuation Time").

3.            Fees and Expenses.  All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by the Acquired Fund and the Acquiring Fund of the transactions contemplated by this Agreement (together with the costs specified below, "Expenses") will be borne by the Acquired Fund and, as applicable, the Acquiring Fund, including the costs of liquidating such of the Acquired Fund's portfolio securities as the Acquiring Fund shall indicate it does not wish to acquire before the Exchange Date.  Expenses incurred prior to the Exchange Date will be borne by the Acquired Fund, and expenses incurred on and after the Exchange Date will be borne by the Acquiring Fund.  Notwithstanding the foregoing, such Expenses will in any event be paid by the party directly incurring such Expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of the Acquiring Fund or the Acquired Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.  Shareholders of the Acquired Fund or Acquiring Fund will pay their respective expenses, if any, incurred in connection with the reorganization contemplated under this Agreement.

4.            Exchange Date.  Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed and the delivery of the Merger Shares to be issued will be made prior to 7:00 a.m. Central Time on the next full business day following the Valuation Time or other time and date mutually agreed to by the parties (referred to herein as the "Exchange Date").  Accordingly, the Exchange Date will be June 24, 2016 or other date mutually agreed to by the parties.

5.            Conditions to the Acquiring Fund's Obligations.  The obligations of the Acquiring Fund hereunder are subject to the following conditions:

(a)	That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of at least a majority of the members of the Board of Trustees of the Trust (including a majority of those Trustees who are not "interested persons" of the Acquired Fund or the Acquiring Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")).

(b)	That the Acquiring Fund will have received an opinion of Godfrey & Kahn, S.C. dated the Exchange Date to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution to shareholders of the Acquired Fund of shares of the Acquiring Fund, as described herein, will constitute a tax-free "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Acquired Fund and the Acquiring Fund each will be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon (X) the transfer of its assets and liabilities to the Acquiring Fund in exchange solely for the issuance of shares of the Acquiring Fund to the Acquired Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, and (Y) the distribution by the Acquired Fund to its shareholders of shares of the Acquiring Fund received as a result of the Reorganization; (iii) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the assets and liabilities of the Acquired Fund in exchange solely for the issuance of shares of the Acquiring Fund to the Acquired Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any; (iv) the tax basis of the Acquiring Fund shares received by a shareholder of the Acquired Fund in the aggregate will be the same as the aggregate tax basis of the shareholder's Acquired Fund shares immediately prior to the Valuation Time; (v) the tax basis of the Acquiring Fund in the assets and liabilities of the Acquired Fund received pursuant to the Reorganization will be the same as the tax basis of the assets and liabilities in the hands of the Acquired Fund immediately before the Valuation Time; (vi) the tax holding period for the shares of the Acquiring Fund received by each Acquired Fund shareholder issued in connection with the Reorganization will be determined by including the period for which the shareholder held shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as capital assets; (vii) the tax holding period for the Acquiring Fund with respect to the assets and liabilities of the Acquired Fund received in the Reorganization will include the period for which such assets and liabilities were held by the Acquired Fund; (viii) the Acquired Fund's shareholders will not recognize gain or loss upon the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund as part of the Reorganization; (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder; and (x) the tax year of the Acquired Fund will end on the Exchange Date.

(c)	That, before the Exchange Date, the Acquired Fund declares a dividend or dividends which, together with all previous such dividends, has the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, and all of the Acquired Fund's investment company taxable income (as defined in Section 852 of the Code and computed without regard to any deduction for dividends paid), in each case for the Acquired Fund's taxable year ending on or after January 1, 2016 and on or before the Exchange Date, and (ii) all of the Acquired Fund's net capital gain realized in the taxable year ending on or after January 1, 2016 exceeding any capital loss carryover's utilized from prior fiscal years and on or before the Exchange Date.

(d)	That the Acquired Fund's custodian has delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Time.

(e)	That the Acquired Fund's transfer agent has provided to the Acquiring Fund (i) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (ii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(f)	That the Acquired Fund will have executed and delivered to the Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which the Acquired Fund will assign, transfer and convey all of the assets and other property to the Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

(g)	That a combination proxy/prospectus on Form N-14 (the "Registration Statement") will have become effective under the Securities Act of 1933, as amended (the "1933 Act"), and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding for that purpose will have been instituted or pending, threatened or contemplated by the Securities and Exchange Commission (the "SEC") under the 1933 Act.

(h)	That all necessary orders of exemption under the 1940 Act with respect to the transactions contemplated by this Agreement shall have been granted by the SEC, and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

6.            Conditions to the Acquired Fund's Obligations.  The obligations of the Acquired Fund hereunder are subject to the following conditions:

(a)	That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of at least a majority of the members of the Board of Trustees of the Trust (including a majority of those Trustees who are not "interested persons" of the Acquired Fund or the Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act).

(b)	That the Acquired Fund will have received the same opinion referenced in Section II.5(b) hereof.

(c)	That the Acquiring Fund will have executed and delivered to the Acquired Fund an Assumption of Liabilities certificate dated as of the Exchange Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(d)	That the Registration Statement shall have been declared effective by the SEC and no stop orders under the 1933 Act pertaining thereto shall have been issued; all necessary orders of exemption under the 1940 Act with respect to the transactions contemplated by this Agreement shall have been granted by the SEC; and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

7.            Termination.  This Agreement may be terminated and the Reorganization abandoned by resolution of the Board of Trustees of the Trust at any time prior to the Exchange Date if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable. In the event of any such termination, there shall be no liability for damages on the part of Acquiring Fund, Acquired Fund, the Trust or the Trust's Board of Trustees.

8.            Sole Agreement; Amendments.  This Agreement supersedes all previous correspondence and oral communications regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except upon authorization of the Board of Trustees of the Trust and will be construed in accordance with and governed by the laws of Delaware.

IN WITNESS WHEREOF, this Agreement and Plan of Reorganization has been signed by duly authorized officers of the Trust on behalf of the Acquiring Fund and the Acquired Fund as of the date first above written.

MIDAS SERIES TRUST,                                                                                                                                               MIDAS SERIES TRUST,
on behalf of _____________________                                                                                                        on behalf of Midas Fund

By:                                                                                                                                                                                                           By:
Name:                                                                                                                                                                                                   Name:
Title:  President                                                                                                                                                                          Title:  President

A-1

STATEMENT OF ADDITIONAL INFORMATION

MIDAS SERIES TRUST

Dated May 3, 2016

MIDAS PERPETUAL PORTFOLIO
(the "Acquired Fund")

AND

MIDAS FUND
(the "Acquiring Fund")

11 Hanover Square, 12th Floor
New York, NY 10005
1-800-400-MIDAS (6432)

This Statement of Additional Information (" Reorganization SAI") provides additional information about the Acquired Fund and the Acquiring Fund, each a separate series of Midas Series Trust, an open end management investment company.  This Reorganization  SAI is not a prospectus and should be read in conjunction with the Acquired Fund's combined proxy statement and prospectus, dated  May 3, 2016  (the "Proxy Statement/Prospectus").

This Reorganization SAI is intended to supplement the information provided in the Proxy Statement/Prospectus relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the "Reorganization") and in connection with the solicitation by the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on June 20, 2016. A copy of the Proxy Statement/Prospectus can be obtained without charge upon request by calling 1-800-400-MIDAS (6432).

In addition to the unaudited pro forma financial information contained herein, this Reorganization  SAI consists of the following documents, each of which is incorporated by reference herein:

1.	The Midas Series Trust Statement of Additional Information dated April 29, 2016 .

2.	The Midas Series Trust Annual Report to Shareholders, including the audited financial statements, for the fiscal year ended December 31, 2015.

PRO FORMA FINANCIAL INFORMATION

The following unaudited Pro Forma Statement of Assets and Liabilities, including the unaudited Pro Forma Schedule of Investments of the Acquiring Fund as of December 31, 2015, has been derived from the respective Statements of Assets and Liabilities, including the Schedules of Investments, of the Acquired Fund and the Acquiring Fund as of December 31, 2015.

The unaudited Pro Forma Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on December 31, 2015, and reflects pro forma adjustments which are directly attributable to the Reorganization. The unaudited Pro Forma Financial Statements should be read in conjunction with the respective financial statements and related notes of the Acquired Fund and the Acquiring Fund incorporated by reference in this Reorganization SAI. Set forth below is unaudited pro forma financial information demonstrating the effect of the Reorganization.

Pro Forma Schedule of Investments as of 12/31/2015 (Unaudited)

		Perpetual				Midas Fund				Midas Fund
		(Acquired Fund)				(Acquiring Fund)				Pro Forma Combined
		Shares	Value			Shares	Value			Shares	Value
Common Stocks
Agricultural Chemicals
Syngenta AG ADR(a)		2,678	$ 210,839	4.8%						2,678	$ 210,839	1.5%
Cable & Other Pay Television Services
Twenty-First Century Fox, Inc. Class A +		7,400	200,984	4.6%						7,400	200,984	1.4%
Cigarettes
Philip Morris International, Inc. +		1,000	87,910	2.0%						1,000	87,910	0.6%
Exploration and Project Development Companies
Ivanhoe Mines Ltd. Class A (b) (c)						171,524	$ 60,256			171,524	60,256
Ivanhoe Mines Ltd. Class B (b) (c)						16,971	5,962			16,971	5,962
Northern Dynasty Minerals Ltd. (a) (b)						500,000	153,600			500,000	153,600
Platinum Group Metals Ltd. (a) (b)						1,500,000	220,200			1,500,000	220,200
							440,018	4.4%			440,018	3.1%
Finance Services
American Express Company (a) +		1,000	69,550	1.6%						1,000	69,550	0.5%
Intermediate Precious Metals Producers
B2Gold Corp. (b)						200,000	204,000			200,000	204,000
Detour Gold Corp. (a) (b)						85,000	881,758			85,000	881,758
Eldorado Gold Corp. Ltd. (a)						225,000	668,250			225,000	668,250
New Gold Inc. (b)						125,000	290,000			125,000	290,000
OceanaGold Corporation						241,000	458,023			241,000	458,023
Resolute Mining Ltd. (a) (b)						1,145,001	208,261			1,145,001	208,261
							2,710,292	26.9%			2,710,292	18.9%
Junior Precious Metals Producers
Alamos Gold Inc. (a)						225,000	740,250	7.4%		225,000	740,250	5.2%
Major Precious Metals Producers
Agnico Eagle Mines Limited						35,000	919,800			35,000	919,800
AngloGold Ashanti Ltd. ADR (a) (b)						55,000	390,500			55,000	390,500
Compania de Minas Buenaventura S.A.A. (b)						45,000	192,600			45,000	192,600
Goldcorp Inc. (a)						55,000	635,800			55,000	635,800
Newmont Mining Corporation (a)						45,000	809,550			45,000	809,550
Randgold Resources Limited ADR (a)						15,000	928,950			15,000	928,950
Rio Tinto plc ADR (a)		2,249	65,491	1.4%		27,500	800,800			29,749	866,291
Yamana Gold Inc.						115,000	213,900			115,000	213,900
							4,891,900	48.6%			4,957,391	34.6%
Motor Vehicles & Passenger Car Bodies
Volkswagen AG ADR +		5,000	154,875	3.5%						5,000	154,875	1.1%
Other Natural Resources Companies
AuRico Metals Inc. (b)						43,970	18,992			43,970	18,992
BHP Billiton Limited (a)		1,800	46,368			19,000	489,440			20,800	535,808
Compass Minerals International, Inc.		1,100	82,797			2,800	210,756			3,900	293,553
Franco-Nevada Corp.						10,000	457,500			10,000	457,500
Minerals Technologies Inc.						8,000	366,880			8,000	366,880
Osisko Gold Royalties Ltd.						17,500	172,216			17,500	172,216
Sociedad Quimica Y Minera De Chile S.A.		2,694	51,213							2,694	51,213
South32 Limited (b)		720	2,747			7,600	28,994			8,320	31,741
			183,125	4.2%			1,744,778	17.3%			1,927,903	13.5%
Pharmaceutical Preparations
Merck & Co., Inc. *		4,500	237,690							4,500	237,690
Sanofi ADR *		1,000	42,650							1,000	42,650
			280,340	6.4%							280,340	2.0%
Petroleum Refining
Exxon Mobil Corp.		1,000	77,950	1.8%						1,000	77,950	0.5%
Real Estate Investment Trusts
Tanger Factory Outlet Centers, Inc. +		2,000	65,400	1.5%						2,000	65,400	0.5%
Retail - Variety Stores
Wal-Mart Stores, Inc. (a) +		3,300	202,290	4.6%						3,300	202,290	1.4%
Steel Works, Blast Furnaces & Rolling Mills
Nucor Corp. (a)		3,519	141,816	3.2%						3,519	141,816	1.0%
Total common stocks	(Cost $2,219,667)		1,740,570	39.7%	(Cost $34,279,465)		$ 10,527,238	104.7%	(Cost $36,499,132)		12,267,808	85.7%

Bullion
Gold
SPDR Gold Trust (a) (b)		11,600	1,176,936	26.8%						11,600	1,176,936	8.2%
Silver
iShares Silver Trust (a) (b)		24,643	325,041	7.4%						24,643	325,041	2.3%
Total bullion	(Cost $1,528,454)		1,501,977	34.2%					(Cost $1,528,454)		1,501,977	10.5%

Swiss Franc Assets (d)
Switzerland Government 2.50% Notes, due 3/12/16 *		907,000	911,410							907,000	911,410
Switzerland Government 3.00% Notes, due 1/8/18 +		400,000	430,267							400,000	430,267
Total Swiss Franc Assets	(Cost $1,364,010)		1,341,677	30.6%					(Cost $1,364,010)		1,341,677	9.4%

Money Market Fund
SSgA Money Market Fund, 7 day annualized yield 0.01%		71	71			408	$ 408			479	479
Total money market fund	(Cost $71)		71	0.0%	(Cost $408)		$ 408	0.0%	(Cost $479)		479	0.0%

Total investments	(Cost $5,112,202)		$ 4,584,295	104.5%	(Cost $34,279,873)		$ 10,527,646	104.7%	(Cost $39,392,075)		$ 15,111,941	105.6%
Other assets and liabilities (net)			(197,502)	-4.5%			(469,181)	-4.7%			(666,683)	-4.7%
Pro forma adjustment to include costs associated with the reorganization of Perpetual into Midas Fund			-	0.0%			-	0.0%			(130,000)	-0.9%
Net Assets			$ 4,386,793	100.0%			$ 10,058,465	100.0%			$ 14,315,258	100.0%

(a) All or a portion of these securities, have been segregated as collateral and held as collateral in a segregated account pursuant to the Committed
Facility Agreement. As of December 31, 2015, the value of securities pledged as collateral was $8,640,863 and there were no securities on loan under the lending agreement.
(b) Non-income producing.
(c) Illiquied and/or restricted security that has been fair valued.
(d) Principal amount denominated in Swiss francs.
+ Denotes securities that are currently expected to be sold as part of the repositioning following the Reorganization.
* Denotes securities that are no longer held by Perpetual as of April 29, 2016.

ADR means "American Depositary Receipt."

See accompanying notes to pro forma financial statements.

The following table is a summary of the valuation of the Pro Forma Fund's investments by the fair value hierarchy levels as of December 31, 2015.

Perpetual (Acquired Fund)	Level 1	Level 2	Level 3
Common stocks	$1,740,570	$-	$-
Bullion	1,501,977	-	-
Swiss franc assets	-	1,341,677	-
Money market fund	71	-	-
Total investment securities	$3,242,6 1 8	$1,341,677	$-

Midas Fund (Acquiring Fund)	Level 1	Level 2	Level 3
Common stocks	$10,461,020	$66,218	$-
Money market fund	408	-	-
Total investment securities	$10,461,428	$66,218	$-

Midas Fund Pro Forma Combined	Level 1	Level 2	Level 3
Common stocks	$12,201,590	$66,218	$-
Bullion	1,501,977	-	-
Swiss franc assets	-	1,341,677	-
Money market fund	479	-	-
Total investment securities	$13,704,046	$1,407,895	$-

Midas Series Trust
COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
 December 31, 2015 (Unaudited)

					Midas Fund
	Perpetual	Midas Fund	Pro Forma		Pro Forma
	(Acquired Fund)	(Acquiring Fund)	Adjustments		Combined
Assets
Investments, at cost	$ 5,112,202	$ 34,279,873	$ -		$ 39,392,075

Investments, at value	$ 4,584,295	$ 10,527,646	$ -		$ 15,111,941
Cash	200	-	-		200
Receivables
Dividends	6,447	1,895	-		8,342
Fund shares sold	1,304	500	-		1,804
Interest	19,460	-	-		19,460
Foreign withholding tax reclaims	64,746	-	-		64,746
Other assets	7,807	26,538	-		34,345

Total assets	4,684,259	10,556,579	-		15,240,838

Liabilities
Bank credit facility borrowing	246,113	387,355	-		633,468
Payables
Accrued expenses	45,410	84,383	130,000	(a)	259,793
Investment management fees	1,893	8,923	-		10,816
Administrative services	2,253	5,303	-		7,556
Distribution fees	947	2,231	-		3,178
Fund shares redeemed	850	9,919	-		10,769

Total liabilities	297,466	498,114	130,000		925,580

Net assets	$ 4,386,793	$ 10,058,465	$ (130,000)		$ 14,315,258

Shares outstanding, $0.01 par value	5,333,693	14,079,594	806,833	*	20,220,120

Net asset value, offering, and redemption price per share	$ 0.82	$ 0.71			$ 0.71

Net assets consist of
Paid in capital	$ 4,991,105	$ 78,544,739	$ -		$ 83,535,844
Undistributed net investment loss	-	(66,218)	(130,000)	(a)	(196,218)
Accumulated net realized loss on investments and foreign currencies	(71,520)	(44,667,829)	-		(44,739,349)
Net unrealized depreciation on investments and foreign currencies	(532,792)	(23,752,227)	-		(24,285,019)

	$ 4,386,793	$ 10,058,465	$ (130,000)		$ 14,315,258
(a) To include costs associated with the reorganization of Perpetual into Midas Fund.
* Reflects the change in shares outstanding due to the issuance of shares of Midas Fund in exchange for shares of
Perpetual based upon the net asset value per share of Midas Fund at December 31, 2015.

See accompanying notes to pro forma financial statements.

Midas Series Trust
COMBINED PRO FORMA STATEMENT OF OPERATIONS
 For the twelve month period ended December 31, 2015 (Unaudited)

					Midas Fund
	Perpetual	Midas Fund	Pro Forma		Pro Forma
	(Acquired Fund)	(Acquiring Fund)	Adjustments		Combined
Investment income
Dividends	$84,877	$243,281	$-		$328,158
Foreign tax withholding	(4,158)	(8,590)	-		(12,748)
Interest	11,701	-	-		11,701

Total investment income	92,420	234,691	-		327,111

Expenses
Investment management	26,268	129,148	26,328	(a)	181,744
Transfer agent	26,820	138,880	(5,350)	(b)	160,350
Administrative services	31,785	77,365	-		109,150
Distribution	13,134	32,287	-		45,421
Auditing	21,900	30,810	(17,710)	(b)	35,000
Shareholder communications	3,820	28,815	-		32,635
Bookkeeping and pricing	25,205	27,735	(25,205)	(b)	27,735
Trustees	10,235	13,398	-		23,633
Registration	20,469	18,400	(20,469)	(b)	18,400
Custodian	4,795	5,685	-		10,480
Insurance	2,190	6,544	-		8,734
Interest on bank credit facility	5,918	641	-		6,559
Legal	440	5,850	-		6,290
Other	168	996	-		1,164

Total expenses	193,147	516,554	(42,406)		667,295

Net investment loss	(100,727)	(281,863)	42,406		(340,184)

Realized and Unrealized Gain (Loss)
Net realized loss on
Investments	(25,302)	(1,035,052)	-		(1,060,354)
Foreign currencies	(3,024)	(98)	-		(3,122)
Unrealized appreciation (depreciation) on
Investments	(673,036)	(2,643,901)	-		(3,316,937)
Translation of assets and liabilities in foreign currencies	2,345	30	-		2,375

Net realized and unrealized loss	(699,017)	(3,679,021)	-		(4,378,038)

Net decrease in net assets resulting from operations	$(799,744)	$(3,960,884)	$42,406		$(4,718,222)

(a) Reflects the Midas Fund investment management fee rate.
(b) Decrease due to the elimination of duplicative expenses achieved by merging the funds.

See accompanying notes to pro forma financial statements.

Notes to Pro Forma Financial Statements (Unaudited)
 December 31, 2015

1. Organization
Midas Fund (the "Acquiring Fund" or "Midas Fund") and Midas Perpetual Portfolio (the "Acquired Fund" or "Perpetual"), (each individually, a "Fund", and collectively, the "Funds") are each a series of shares of Midas Series Trust (the "Trust"), a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open end investment company. The Trust retains Midas Management Corporation as its Investment Manager of each Fund and Midas Securities Group, Inc. as its Distributor of each Fund.

Each Fund currently offers one class of shares and imposes a short term trading redemption fee of 1% on any shares that are redeemed or exchanged within 30 days following their purchase date. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

2. Basis of Combination
The unaudited pro forma statements give effect to the proposed reorganization of Perpetual in exchange for shares of Midas Fund, at net asset value (the "Reorganization"). The Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis the shareholders of the Acquired Fund held in their shares of the Acquired Fund immediately before the Reorganization.

Following the Reorganization, it is currently estimated that Midas Fund may reposition approximately 25-3 0% of the securities that Perpetual would transfer to Midas Fund.  The expected cost of such repositioning is currently estimated to be approximately $1,500 (or 0.0 3 % of Perpetual's net assets as of December 31, 2015). It is not currently anticipated that sales of securities resulting from such repositioning will generate capital gains to shareholders. Subject to market conditions and the discretion of the Investment Manager, Perpetual may purchase or sell securities in anticipation of the Reorganization as well as within the normal course. Moreover, one of the Perpetual's Swiss franc denominated bonds matured in March 2016 and the Fund currently intends to hold the proceeds in U.S. denominated cash, money market funds, money market instruments, bank deposits, investment grade, short term corporate bonds and banker's acceptances, and/or similar investments instead of using the proceeds to purchase additional Swiss franc assets.
The pro forma financial statements should be read in conjunction with the financial statements and financial highlights for Perpetual and Midas Fund, which are incorporated by reference in this Reorganization SAI .

The pro forma unaudited combined statement of assets and liabilities and schedule of investments reflect the financial position of Perpetual and Midas Fund, as though the Reorganization occurred as of December 31, 2015.

The pro forma unaudited combined statement of operations reflects the results of operations of Perpetual and Midas Fund for the twelve-month period ended December 31, 2015 as though the Reorganization occurred as of the beginning of the period.

As of December 31, 2015, the net assets of the Acquired Fund and the Acquiring Fund were $4,386,793 and $10,058,465, respectively. The net assets of the combined Funds as of December 31, 2015 would have been $14, 31 5,258 on a pro forma basis. The Acquiring Fund assumes an increase of shares of the Acquiring Fund as of December 31, 2015 in connection with the proposed Reorganization. The amount of increased shares was calculated based on the net assets, as of December 31, of the Acquired Fund of $4,386,793 and the net asset value per share of the Acquiring Fund of $0.71. On a pro forma basis, shares of the Acquiring Fund would have been increased by 6,140,526 in exchange for shares of the Acquired Fund.

Each Fund pays management fees to the Investment Manager equal to the annual percentages of average daily net assets, as shown in the following table:

Annual Management Fee Rates
Perpetual (Acquired Fund)	Midas Fund (Acquiring Fund)
0.50% up to $250 million; 0.45% from $250 million to $500 million; 0.40% over $500 million
1.00% up to $200 million;
0.95% over $200 million up to $400 million;
0.90% over $400 million up to $600 million;
0.85% over $600 million up to $800 million;
0.80% over $800 million up to $1 billion;
0.75% over $1 billion

The Trust on behalf of each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Act. Under the plan and a related distribution agreement, each Fund pays the Distributor a fee for distribution and shareholder services at the annual rate of 0.25% of average daily net assets. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds' shares. In addition, Midas Fund and Perpetual each reimbursed the Distributor $18,592 and $927, respectively, for payments made to certain brokers for record keeping services for the period ended December 31, 2015.

Pursuant to the investment management agreement, the Funds reimburse the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the period ended December 31, 2015, the Funds reimbursed such costs as follows:

	Perpetual (Acquired Fund)	Midas Fund (Acquiring Fund)
Compliance	$ 17,060	$ 40,995
Accounting	14,725	36,370
Total	$ 31,785	$ 77,365

The Funds have the same other service providers, as follows:

Custodian	State Street Bank & Trust Company
Transfer agent and fund accountant	Ultimus Asset Services, LLC
Borrowing and securities lending	BNP Prime Brokerage, Inc.
Independent registered public accounting firm	Tait, Weller & Baker LLP

On a pro forma basis for the twelve months ended December 31, 2015, the proposed Reorganization would result in an increase of $26,328 in the investment management fee charged and a decrease in other operating expenses of $68,734.

As of December 31, 2015, the ratio of annual operating expenses to average net assets for the Acquired Fund and the Acquiring Fund was 3.68% and 4.00%, respectively. On a pro forma basis for the twelve months ended December 31, 2015, the Acquiring Portfolio's pro forma ratio of annual operating expenses to average net assets is 3.67% and the Reorganization costs are estimated to be 0.72% .

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRC"). Under accounting principles generally accepted in the United States of America ("GAAP"), the historical cost of investment securities will be carried forward to the surviving entity, Midas Fund, and the results of operations of Perpetual for pre-combination periods will not be restated. Midas Fund will be the accounting survivor for financial reporting purposes after the Reorganization.

As of December 31, 2015, Perpetual had a capital loss carryover of $71,520 and Midas Fund had a capital loss carryover of $44,667,829. Capital loss carryovers are considered valuable tax attributes because they can reduce a fund's future taxable income and thus reduce the taxable amount distributed to fund shareholders. The proposed Reorganization would affect the use of such tax attributes in two respects. The first concerns the "sharing" of such tax attributes with the shareholders of the Acquiring Fund. If there were no Reorganization, such tax attributes would inure solely to the benefit of the shareholders of Perpetual and Midas Fund. If the Reorganization occurs, such tax attributes would carry over to the Acquiring Fund. That means that any resulting tax benefits would inure to all shareholders of the post-Reorganization Midas Fund (i.e., both pre-Reorganization shareholders of the Acquired Fund and pre-Reorganization shareholders of the Acquiring Fund).

The Acquired Fund and, as applicable, the Acquiring Fund will bear the expenses associated with the Reorganization, including the costs of printing, mailing, tabulating, soliciting proxies, and legal and accounting fees.  The total direct expenses of the Reorganization are estimated to be approximately $130,000. Expenses incurred prior to the Reorganization would be borne by the Acquired Fund or other method deemed equitable by the Investment Manager. Expenses incurred following the Reorganization would be borne by Midas Fund.

3. Significant Accounting Policies
The financial statements have been prepared in conformity with GAAP, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Each Fund is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Financial Services - Investment Companies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected close of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security's value than an earlier price from the primary market or exchange. Accordingly, the Funds may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund's Board of Trustees. Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security's valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Value Measurements - A hierarchy established by GAAP prioritizes inputs to valuation methods. The three levels of inputs are:
•	Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
•
Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 - unobservable inputs for the asset or liability including the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund's major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Bonds – The fair value of bonds is estimated using various techniques, which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most bonds may be categorized in level 2 of the fair value hierarchy, in instances where lower relative consideration is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Trust's Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

Investments in Other Investment Companies – Each Fund may invest in shares of other investment companies (the "Underlying Investment Companies") in accordance with the Act and related rules. Shareholders in a Fund that so invests bear the pro rata portion of the fees and expenses of the Underlying Investment Companies in addition to the Fund's expenses. The expenses incurred by the Funds that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Underlying Investment Companies. The fees and expenses of an Underlying Investment Company are reflected in such Underlying Investment Company's total return.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Forward Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by a Fund as an unrealized gain or loss. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counter-party is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

Derivatives – The Funds may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial contracts that derive their values from other securities or commodities, or that are based on indices. Derivatives are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of the asset underlying a contract in which case the recognition of gain or loss is postponed until the disposal of the asset. The Funds risk loss if counterparties fail to meet the terms of the contract. Derivative contracts include, among other things, options, futures, forward currency contracts, and swap agreements.

Short Sales – Midas Fund may sell a security short it does not own in anticipation of a decline in the value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain limited to the price at which the Fund sold the security short or a loss, unlimited in size, normally is recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as the Fund's ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after a Fund is notified. Taxes withheld on income from foreign securities have been provided for in accordance with a Fund's understanding of the applicable country's tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by a Fund are charged to that Fund. Expenses deemed by the Investment Manager to have been incurred jointly by a Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, an internally managed investment company with substantially similar officers and directors, or other related entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Funds' custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. No credits were realized by the Funds during the periods covered by this report.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the IRC, and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by a Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests. The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. The Funds have reviewed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2012 - 2014) or expected to be taken in the Funds' 2015 tax returns.

Contingencies – The Funds indemnify officers and trustees for certain liabilities that might arise from their performance of their duties for the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

PART C.                          OTHER INFORMATION

Item 15.                          Indemnification

Reference is made to the provisions of Article IX of Midas Series Trust's (the "Registrant") Amended Trust Instrument filed by EDGAR on April 14, 2016 as Exhibit 1 to Pre-Effective Amendment No. 2 to the registration statement on Form N-14 ("Registration Statement") of the Registrant, incorporated herein by reference, which provides information about indemnification.

The Registrant's Investment Management Agreement between the Registrant and Midas Management Corporation (the "Investment Manager") provides that the Investment Manager shall not be liable to the Registrant's series or any shareholder of its series for any error of judgment or mistake of law or for any loss suffered by the Registrant's series or the series' shareholders in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant's series or any shareholder of its series by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

Section 10 of the Distribution Agreement between the Registrant and Midas Securities Group, Inc. (the "Distributor")  provides that the Registrant will indemnify the Distributor and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by the Distributor to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933, as amended (the "Securities Act"). Section 10 of the Distribution Agreement also provides that the Distributor agrees to indemnify, defend and hold the Registrant, its officers and directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by the Distributor for use in the Registration Statement or arising out of any agreement between the Distributor and any retail dealer, or arising out of supplementary literature or advertising used by the Distributor in connection with the Distribution Agreement.

The Registrant undertakes to carry out all indemnification provisions of its Amended Trust Instrument, the above-described Investment Management Agreement and Distribution Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the Securities Act may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended (the "Act"), and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.                          Exhibits

1	Amended Trust Instrument. (6)

2	Amended and Restated Bylaws. (4)

3	Not applicable.

4	Form of Agreement and Plan of Reorganization. (5)

5(a)	See Article VI, "Shareholders' Voting Powers and Meetings" of Registrant's Amended Trust Instrument.

5(b)	See Article II, "Shareholders" of Registrant's Amended and Restated Bylaws.

6	Investment Management Agreement between the Registrant and the Investment Manager. (3)

7	Distribution Agreement between the Registrant and the Distributor. (3)

8	Not applicable.

9(a)	Form of Custodian Agreement with State Street Bank and Trust Company. (2)

9(b)	Supplement to Custodian Agreement. (1)

9(c)	Amendment to Custodian Agreement. (3)

10	Plan of Distribution. (3)

11	Opinion and Consent of Counsel as to Legality of Securities Being Registered. (6)

12	Opinion of Counsel on Tax Matters – To be filed.

13	Not applicable.

14	Accountant's Consent. (7)

15	Not applicable.

16	Powers of Attorney. (5)

17	Form of Proxy Card. (6)

(1)	Incorporated herein by reference to the corresponding exhibits to Post-Effective Amendment No. 28 to the registration statement of the Registrant on Form N-1A, SEC file number 2-98229, filed on May 1, 2001.

(2)	Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 29 to the registration statement of the Registrant on Form N-1A, SEC file number 2-98229, filed on April 22, 2002.

(3)	Incorporated herein by reference to the corresponding exhibit to the Post-Effective Amendment No. 52 to the registration statement of the Registrant on Form N-1A, SEC file number 2-98229, filed on October 11, 2012.

(4)	Incorporated herein by reference to the corresponding exhibit to the Post-Effective Amendment No. 59 to the registration statement of the Registrant on Form N-1A, SEC file number 2-98229, filed on April 28, 2015.

(5)	Incorporated herein by reference to the corresponding exhibit to the N-14 registration statement, SEC file number 333-209306, filed on February 1, 2016.

(6)	Incorporated herein by reference to the corresponding exhibit to the Pre-Effective Amendment No. 2 to the N-14 registration statement, SEC file number 333-209306, filed on April 14, 2016.

(7)	Filed herewith.

Item 17.                          Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees that a final form of the Opinion of Godfrey & Kahn, S.C. regarding certain tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus will be filed in a post-effective amendment to this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 3rd day of May, 2016.

MIDAS SERIES TRUST

/s/ Thomas B. Winmill
By: Thomas B. Winmill
President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Thomas B. Winmill	Chairman, Trustee, President, and Chief Executive Officer	May 3, 2016
Thomas B. Winmill

/s/ Thomas O'Malley	Treasurer, Chief Accounting Officer, Chief Financial Officer	May 3, 2016
Thomas O'Malley

/s/ Bruce B. Huber*	Trustee	May 3, 2016
Bruce B. Huber

/s/ James E. Hunt*	Trustee	May 3, 2016
James E. Hunt

/s/ Peter K. Werner*	Trustee	May 3, 2016
Peter K. Werner

*/s/ John F. Ramirez		May 3, 2016
John F. Ramirez, Attorney-in-Fact
pursuant to Powers of Attorney incorporated herein by reference

[Signature Page]

EXHIBIT INDEX

Exhibit
14	Accountant's Consent